     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2004

                                                              REGISTRATION NO. 2-81318
===============================================================================

                                             SECURITIES AND EXCHANGE COMMISSION
                                                   WASHINGTON, D.C. 20549

                                                         ----------
                                                          FORM N-4

                                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                                               PRE-EFFECTIVE AMENDMENT NO [ ]
                                             POST-EFFECTIVE AMENDMENT NO. 31 [X]
                                                             AND
                             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                                                    AMENDMENT NO. 36 [X]

                                              (Check appropriate box or boxes)

                                                         ----------
                                THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                 (Exact Name of Registrant)

                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                                     (Name of Depositor)

                                                      751 BROAD STREET
                                                NEWARK, NEW JERSEY 07102-3777
                                (Address and telephone number of principal executive offices)
                                                         ----------
                                                   THOMAS C. CASTANO, ESQ.
                                                     ASSISTANT SECRETARY
                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                                      751 BROAD STREET
                                                NEWARK, NEW JERSEY 07102-3777
                                           (Name and address of agent for service)

                                                         COPIES TO:

                                                C. CHRISTOPHER SPRAGUE, ESQ.
                                              VICE PRESIDENT, CORPORATE COUNSEL
                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                                    213 WASHINGTON STREET
                                                NEWARK, NEW JERSEY 07102-2992

                                                       (973) 802-6997
                                                         ----------

It is proposed that this filing will become effective (check appropriate space):

  [   ]  immediately upon filing pursuant to paragraph (b) of Rule 485

   [X]    on May 1, 2004 pursuant to paragraph (b) of Rule 485

   [   ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [   ]  on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

   Title of Securities Being Registered: Interests in Individual Variable Annuity Contracts

                     Qualified
                      Variable                                                                                  May 1, 2004
                     Investment
                       Plan(R)                           Please read this prospectus before purchasing a Qualified
                                                      Variable Investment Plan contract, and keep it for future
This prospectus describes a qualified individual         reference. The current prospectus for the underlying mutual funds
variable annuity contract offered by The Prudential      contains important information about the investment options.
Insurance Company of America (Prudential, We or          When you invest in a variable investment option that is funded by
Us).                                                     a mutual fund, you should read the prospectus and keep it for future reference.

The Qualified Variable Investment Plan offers a
wide variety of investment choices, including a          To learn more about the Qualified Variable Investment Plan, you
fixed interest rate option, and variable investment      can request a copy of the Statement of Additional Information
options that invest in the following underlying          (SAI) dated May 1, 2004.   The SAI has been filed with the
mutual fund portfolios managed by Prudential             Securities and Exchange Commission (SEC) and is legally a part of
Investments LLC, an indirect wholly-owned                this prospectus. Prudential also files other reports with the
subsidiary of Prudential Financial, Inc., under a        SEC. All of these filings can be reviewed and copied at the SEC's
manager-of-managers approach:                            offices, and can be obtained from the SEC's Public Reference
                                                     Room, 450 5th Street N.W., Washington, D.C. 20549-0102. You may
Conservative Balanced Portfolio                          obtain information on the operation of the Public Reference Room
Diversified Bond Portfolio                               by calling the SEC at (202) 942-8090. The SEC also maintains a
Equity Portfolio                                         Web site (http://www.sec.gov) that contains the Qualified
Flexible Managed Portfolio                               Variable Investment Plan SAI, material incorporated by reference,
Global Portfolio                                         and other information regarding registrants that file
Government Income Portfolio                              electronically with the SEC. The Table of Contents of the SAI is
High Yield Bond Portfolio                                on page 21 of this prospectus. For a free copy of the SAI, call
Jennison Portfolio                                       us at: (888) PRU-2888 or write to us at:
Money Market Portfolio
Natural Resources Portfolio                              Prudential Annuity Service Center
Prudential Value Portfolio                               P.O. Box 7960
Small Capitalization Stock Portfolio                     Philadelphia, PA 19101
Stock Index Portfolio
                                                         The Qualified Variable Investment Plan contract provides a bonus credit for purchase payments made during the first three contract years. Certain charges under the Qualified Variable Investment
                                                         Plan are higher than those under variable annuities that do not
ORD97110                                                 offer a bonus. If you withdraw a purchase payment within eight contract anniversaries after you made the payment, you will forfeit the associated bonus, but you will have been subject to those higher charges.

                                                         The SEC has not determined that this contract is a good
                                                         investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state
                                                         otherwise.

                                                         Investment in a variable annuity is subject to risk, including the possible loss of your money. An investment in the Qualified
                                                         Variable Investment Plan is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other
                                                         government agency.

                                                         Qualified Variable Investment Plan is a registered mark of
                                                         Prudential.

                                                      TABLE OF CONTENTS

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?

5. HOW CAN I PURCHASE A QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE
   ANNUITY CONTRACT? ..............................................................................................12
   Purchase Payments ..............................................................................................12
   Allocation of Purchase Payments ................................................................................12
   Calculating Contract Value .....................................................................................12

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE

GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Phase. The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

Annuitant.     The person whose life determines how long the contract lasts and the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract’s requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, the owner becomes the annuitant.

Annuity Date. The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract’s requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

Beneficiary.     The person(s) or entity you have chosen to receive a death benefit.

Bonus.     The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. This bonus payment is discretionary in later years. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an “additional amount.”

Business Day. A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern time.

Cash Value. The total value of your contract minus any applicable charges or fees.

Co-Annuitant.     The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract’s requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

Contract Date. The date we accept your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

Contract Owner, Owner, or You. The person entitled to the ownership rights under the contract.

Contract Value. This is the total value of your contract, equal to the sum of the values of your investment options you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

Death Benefit. If a death benefit is payable, the beneficiary you designate will receive, depending on the age of the annuitant at death, either the contract value or the total invested purchase payments reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation.

Fixed Interest Rate Option. An investment option that offers a fixed rate of interest for a one-year period.

Good Order. An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

Income Options. Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

Income Phase. The period during which you receive income payments under the contract.

Prudential Annuity Service Center. For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888. Prudential’s Web site is www.prudential.com.

Purchase Payments. The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

Separate Account. Purchase payments allocated to the variable investment options are held by us in a separate account called the Prudential Qualified Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.

Statement of Additional Information. A document containing certain additional information about the Qualified Variable Investment Plan variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

Tax Deferral. This is a way to generally increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See “What Are The Tax Considerations Associated With The Qualified Variable Investment Plan Variable Annuity Contract” on page 16.

Variable Investment Option. When you choose a variable investment option, we purchase shares of the mutual fund portfolio associated with that option. We hold these shares in the separate account. The division of the separate account is referred to in your contract as a subaccount.

SUMMARY

For a more complete discussion of the following topics, see the corresponding section in the prospectus.

1. WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?

The Qualified Variable Investment Plan variable annuity is designed for use in connection with various retirement arrangements. These retirement arrangements receive favorable federal income tax benefits which are fully explained in Section 8 entitled, “What Are The Tax Considerations Associated With The Qualified Variable Investment Plan?” The contract is between your employer (the owner) and us (the insurance company). Under certain circumstances the contract is directly between you and the insurance company. The contract provides a way of accumulating your savings by investing on a tax-deferred basis in the variable investment options which are associated with portfolios of The Prudential Series Fund, Inc., (Series Fund). There is also a fixed interest rate option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Series Fund Money Market Portfolio variable investment option.

The fixed interest rate option offers a guaranteed interest rate. While your money is allocated to this option, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

You may make up to 4 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate option.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are generally taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract.

The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender, and the payout option you select.

We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

Free Look. If you change your mind about owning the Qualified Variable Investment Plan contract, you may cancel your contract within 10 days after receiving it (or whatever time period is required by applicable law).

Other Contracts. This prospectus describes the Qualified Variable Investment Plan contract which is currently offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have certain different features that are referred to throughout this prospectus. Owners of previously offered contracts can find further information in the SAI.

Prudential offers several different annuities which your representative may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity’s contract value. The fees and charges under the annuity contract and compensation paid to your representative may also be different between each annuity. If you are purchasing the contract as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage.

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any of the following variable investment options:

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. is a mutual fund made up of the following portfolios. You may choose one or more of these portfolios as your variable investment options.

                                               Conservative Balanced Portfolio
                                                 Diversified Bond Portfolio
                                                      Equity Portfolio
                                                 Flexible Managed Portfolio
                                                      Global Portfolio
                                                 Government Income Portfolio
                                                  High Yield Bond Portfolio
                                                     Jennison Portfolio
                                                   Money Market Portfolio
                                                 Natural Resources Portfolio
                                                 Prudential Value Portfolio
                                            Small Capitalization Stock Portfolio
                                                    Stock Index Portfolio

Depending upon market conditions, you may earn or lose money in any of these investment options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Accumulation unit values for the subaccounts corresponding to the Series Fund appear at the end of this prospectus.

You may also invest your money in the fixed interest rate option.

3.     WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant’s lifetime. Generally, once you begin receiving regular payments, you may not be able to change your payment plan.

4. WHAT IS THE 1% BONUS?

We will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three contract years the additional 1% may be added at our discretion. Also, the 1% will be recaptured if you make a withdrawal within eight contract anniversaries after the purchase payment is made.

Prudential and its affiliated insurance company subsidiaries, through separate prospectuses, sell individual variable annuities that do not provide a bonus. In deciding whether to buy a Qualified Variable Investment Plan contract, you should compare the costs and other features of those contracts (or of other variable annuity contracts made available by your representative) with the costs under the Qualified Variable Investment Plan contract. In particular, you should be aware that certain of the charges under the Qualified Variable Investment Plan contract are higher than those under variable annuities that do not offer a bonus.

We impose these higher charges to recoup our costs associated with the granting of bonus payments. Under certain scenarios, you could find yourself in a disadvantageous position for having bought a Qualified Variable Investment Plan contract, as opposed to another variable annuity. For example, if you withdraw a purchase payment under the Qualified Variable Investment Plan contract within eight contract anniversaries after you made the payment, you will forfeit the associated bonus, but you will have been subject to those higher charges nonetheless. Accordingly, you should be prepared to keep your purchase payments invested for at least the eight contract anniversary period in order to take full economic advantage of the bonus payments you have received.

5.     HOW CAN I PURCHASE A QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

If you purchase this contract under a retirement plan, your purchase payment would be made through payroll deduction or a similar arrangement with your employer. You must make at least $300 in purchase payments during any 12 month period. If you purchase this contract outside of an employer sponsored retirement plan, your purchase payments must be a minimum of $100.

6.     WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges. Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $10,000 at that time. This charge is currently no more than $30. We do not impose the contract maintenance charge if your contract value is $10,000 or more. For insurance and administrative costs, we also deduct an annual charge based on the average daily value of all assets allocated to the variable investment options. The daily cost is equivalent to an annual charge of 1.20%. This charge is not assessed against amounts allocated to the fixed interest rate investment option.

There are a few states/jurisdictions that assess a premium tax on us when you begin receiving regular income payments from your annuity. In those states, we deduct a charge designed to approximate this tax which can range from 0 — 3.5% of your contract value.

There are also expenses associated with the mutual funds. For 2003, the fees of these funds ranged on an annual basis from 0.37% to 0.87% of fund assets.

During the accumulation phase, if you withdraw money less than eight years after making a purchase payment, you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1–8%.

7. HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. Each contract year you may withdraw your contract earnings plus up to 10% of your contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. Withdrawals in excess of earnings plus 10% of your purchase payments may be subject to a withdrawal charge. This charge initially is 8% but decreases 1% each contract anniversary from the date that each purchase payment was made. After the eighth contract anniversary, there is no charge for a withdrawal of that purchase payment. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59½, an additional tax penalty as well.

8.     WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

Your earnings are generally not taxed until withdrawn. If you are younger than age 59½ when you withdraw money, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. If you have made after tax contributions to your contract, a portion of the payments you receive during the income phase may be considered a partial return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from IRA contracts are taxable and subject to the 10% penalty if withdrawn prior to age 59½.

9. OTHER INFORMATION

This contract is issued by The Prudential Insurance Company of America (Prudential) and sold by registered representatives of affiliated and unaffiliated broker/dealers.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Qualified Variable Investment Plan variable annuity contract. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

For more detailed information, including additional information about current and maximum charges, see “What Are The Expenses Associated With The Qualified Variable Investment Plan Variable Annuity Contract?” on page 13. The Series Fund prospectus contains detailed information about the underlying mutual funds.

CONTRACT OWNER TRANSACTION EXPENSES

                                                                 Number of Contract Anniversaries
                                                                 Since the Date of Each Purchase Payment

          Withdrawal Charge1:                                    0 . . . . . . . . . .  8% plus return of 1% bonus
                                                                 1 . . . . . . . . . .  7% plus return of 1% bonus
                                                                 2 . . . . . . . . . .  6% plus return of 1% bonus
                                                                 3 . . . . . . . . . .  5% plus return of 1% bonus
                                                                 4 . . . . . . . . . .  4% plus return of 1% bonus
                                                                 5 . . . . . . . . . .  3% plus return of 1% bonus
                                                                 6 . . . . . . . . . .  2% plus return of 1% bonus
                                                                 7 . . . . . . . . . .  1% plus return of 1% bonus
                                                                 8 . . . . . . . . . .  0%
          Maximum Annual Contract                                 $30.00
          Fee and Full Withdrawal Fee2:

         Charge For Premium Tax Imposed On Us By
         Certain States/Jurisdictions                            Up to 3.5% of contract value

ANNUAL ACCOUNT EXPENSES

   --------------------------------------------------------------------------------------------------------------------
   As a percentage of the average account value in the variable investment options.
   -------------------------------------------------------------------------- . . .  . . . . . . . . . . . . .1.20%
            Mortality and Expense Risks:
   ---------------------------------------------------------------------------------------------------------------------

1 Withdrawal charges are imposed only on purchase payments. In addition, during any contract year you may withdraw up to
     10% of the total contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. There is no withdrawal charge on any withdrawals made under the Critical Care Access option (see page 14).
     Withdrawal charges are also waived when a death benefit is paid.

2 This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the minimum and maximum total operating expenses (expenses that are deducted from variable investment options, including management fees, distribution and/or service fees and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each variable investment option’s fees and expenses is contained in the underlying Series Fund prospectus. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2003. Mutual fund expenses are not fixed or guaranteed by the Prudential Qualified Variable Investment Plan contract, and may vary from year to year.

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                                                                                          MINIMUM             MAXIMUM
----------------------------------------------------------------------------------------------------------------------------

Total Annual Mutual Fund Operating Expenses                                                0.37%               0.87%

EXPENSE EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the variable investment options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

_________________________________________________________________________________________________

Example 1 – If You Withdraw Your Assets

Example 1 assumes that:
o       you invest $10,000 in the Qualified Variable Investment Plan;

o       you allocate all of your assets to the variable investment option having the maximum total operating expenses;

o       you withdraw all your assets at the end of the time period indicated;
o       your investment has a 5% return each year; and
o       the underlying mutual fund's total operating expenses remain the same each year.

Example 2 – If You Do Not Withdraw Your Assets

Example 2 assumes that:

o        you invest $10,000 in the Qualified Variable Investment Plan;

o        you allocate all of your assets to the variable investment option having the maximum total operating expenses;

o        you do not withdraw any of your assets at the end of the time period indicated;
o        your investment has a 5% return each year; and
o        the underlying mutual fund's total operating expenses remain the same each year.

Example 1:                                                          Example 2:
IF YOU WITHDRAW YOUR ASSETS                                         IF YOU DO NOT WITHDRAW YOUR ASSETS
-------------------------------------------------------------------------------------------------------------------------

      1 YR           3 YRS          5 YRS          10 YRS          1 YR         3 YRS         5 YRS          10 YRS
-------------------------------------------------------------------------------------------------------------------------

     $1,042          $1,324         $1,634         $2,523          $222         $684          $1,174         $2,523

Notes for Annual Underlying Mutual Fund Expenses:

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The values shown in the 10 year column are the same for Example 1 and Example 2. This is because after 10 years, we would no longer deduct withdrawal charges when you make a withdrawal, or when you begin the income phase of your contract.

The examples use an average annual contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect in 2004. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.095% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Premium taxes are not reflected in these examples. We deduct a charge to approximate premium taxes that may be imposed on us in your state. This charge is generally deducted from the amount applied to an annuity payout option. A table of accumulation unit values appears on page 22 of this prospectus.

1. WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?

The Qualified Variable Investment Plan Variable Annuity is a contract designed for use in connection with various retirement arrangements. The contract is between your employer who is the owner, and us, the insurance company, The Prudential Insurance Company of America (Prudential, We or Us). Under certain circumstances, the contract is directly between you and the insurance company.

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.

The Qualified Variable Investment Plan is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options as well as a fixed interest rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund portfolio(s) you have selected. Because the value of the portfolios fluctuates, depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, the Qualified Variable Investment Plan also contains a fixed interest rate option. This option offers an interest rate that is guaranteed by us for one year and will be at least 3% per year.

As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies by making a written request to us.

Death Benefit

If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the designated beneficiary. We require proof of death to be submitted promptly.

This is how the amount of the death benefit is calculated:

If the annuitant dies during the accumulation phase before age 65, the amount of the death benefit will be the greater of (a) the current value of the contract as of the date we receive proof of death, or (b) the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.

If the annuitant is age 65 or older, the amount of the death benefit will be the current value of the contract as of the time we receive appropriate proof of death.

Here is an example of how the death benefit is calculated:

Suppose a contract owner had made purchase payments and was credited a bonus totaling $100,000, but, due to unfortunate investment results, the contract value had decreased to $80,000. If the annuitant is younger than age 65, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the current value of the contract.

Death benefits payable under a qualified plan generally must be distributed by December 31 of the fifth year after the annuitant’s date of death. However, if the beneficiary chooses an annuity payment option and if the annuity payments begin within one year of the date of death, the death benefit may be distributed over the beneficiary’s life expectancy.

If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

Short Term Cancellation Right or “Free Look”

If you change your mind about owning the Qualified Variable Investment Plan, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive a refund generally equal to your contract value as of the date you surrendered your contract.

To the extent dictated by law, we will include in your refund the amount of any fees and charges that we deducted.

Other Contracts

This prospectus describes the Qualified Variable Investment Plan contract which is currently being offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have some different features which include differences in:

o        payout options;
o        sales charges on withdrawals;

o        determination of payments to a beneficiary; and

o        determination of the amount of monthly variable annuity payments.

If you are an owner of a contract that is no longer offered for sale, you can find further information regarding contract differences throughout this prospectus and in the SAI.

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?

The contract gives you the choice of allocating your purchase payments to any of the variable investment options, or a fixed interest rate option. The variable investment options invest in The Prudential Series Fund, Inc. portfolios. The Prudential Series Fund, Inc. has a separate prospectus that is provided with this prospectus. You should read The Prudential Series Fund, Inc. prospectus before you decide to allocate your assets to a variable investment option using that fund.

Variable Investment Options

Listed below are The Prudential Series Fund, Inc. (Series Fund) portfolios which are available as variable investment options. Each portfolio has a different investment objective.

o        Conservative Balanced Portfolio
o        Diversified Bond Portfolio
o        Equity Portfolio
o        Flexible Managed Portfolio
o        Global Portfolio
o        Government Income Portfolio
o        High Yield Bond Portfolio
o        Jennison Portfolio
o        Money Market Portfolio
o        Natural Resources Portfolio
o        Prudential Value Portfolio
o        Small Capitalization Stock Portfolio
o        Stock Index Portfolio

The Series Fund is managed by Prudential Investments LLC (PI), an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), through subadvisers that PI employs by using a “manager-of-managers” approach.

The subadvisers, which have day-to-day responsibility for managing the portfolios, are subject to the oversight of PI using a manager-of-managers approach. Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio’s assets. The subadvisers that manage some or all of a Series Fund portfolio are listed below.

Prudential Investment Management, Inc., also an indirect wholly-owned subsidiary of Prudential Financial, serves as subadviser to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, Small Capitalization Stock, and Stock Index Portfolios.

Jennison Associates LLC (Jennison), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole subadviser to the Global, Natural Resources and Prudential Value Portfolios. Jennison also serves as subadviser to a portion of the Equity Portfolio.

GE Asset Management Incorporated and Salomon Brothers Asset Management Inc. each manage a portion of the Equity Portfolio.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

As detailed in the Series Fund Prospectus, although the Prudential Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

An affiliate of each of the portfolios may compensate Prudential based upon an annual percentage of the average assets held in the portfolio by Prudential under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide. Currently, Prudential receives 0.05% annually for providing those services.

Fixed Interest Rate Option

We also offer a fixed interest rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will be at least 3%. A new interest rate period is established every time you allocate or transfer money into the fixed interest rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time.

Payments allocated to the fixed interest rate option become part of Prudential’s general assets.

Transfers Among Options

We allow you to transfer money among the mutual fund investment options, and from the mutual fund investment options to the fixed interest rate option, but we have the contractual right to limit you to as few as four such transfers each contract year. If we decide to impose this four-transfer limit, we will notify you in advance. We currently impose a different yearly limitation on the manner in which we will accept your transfer requests. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count transfers that involve one of our systematic programs, such as dollar cost averaging.

Frequent transfers involving the mutual fund investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can affect a portfolio manager’s ability to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transactions costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers. Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

The minimum transfer amount is $300 or the total amount in the investment option if it is less than $300. Your transfer request may be made by telephone, electronically or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following unauthorized telephone instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order. Our business day generally closes at 4:00 p.m. Eastern time. Transfer requests received after 4:00 p.m. Eastern time will take effect at the end of the next business day.

You can make transfers out of the fixed interest rate option only during the 30-day period following your contract anniversary date.

The maximum amount you may transfer from the fixed interest rate option is limited to the greater of:

o        25% of the amount allocated to the fixed interest rate option; or
o        $2,000.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You may choose to have these automatic transfers from the DCA account made monthly. By investing amounts on a regular schedule instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against a loss in declining markets.

When you establish your DCA account with your first purchase payment, you must allocate a minimum of either $2,000 or 10% of your purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $2,000 is required.

Once established, your first transfer out of the account must be at least 3% of your DCA account. The minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will occur on the same date each month as your DCA start date, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

Any dollar cost averaging transfers you make are not counted toward the maximum number of transfers you are allowed each year. This feature is available only during the contract accumulation phase.

Voting Rights

We are the legal owner of the shares in the underlying mutual funds, used by the variable investment options. However, we vote the shares according to voting instructions received from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

Substitution

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing portfolios. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

Other Changes

We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

3.     WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

Payment Provisions

Under the terms of the currently offered contract, we can begin making annuity payments any time on or after the contract anniversary that coincides with or next follows the annuitant’s 90th birthday. At our discretion, annuity payments may start at a later date. Different payment provisions and income payments apply to certain previously offered contracts. See the discussion contained in the SAI for further details.

You should be aware that generally under most tax-favored plans, you must begin receiving payments by age 70½. See Section 8, “What Are The Tax Considerations Associated With the Qualified Variable Investment Plan Contract?"

We make the annuity options described below available (subject to the retirement arrangement that covers you) at any time before the annuity date. During the income phase, all of the annuity options under the currently offered contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another permissible date.

As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options ends. Generally, once you begin receiving regular payments you cannot change your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that, depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options, these withdrawal charges will be waived.

Option 1. Life Annuity With 120 Payments (10 Years) Certain Option

Under this option, we will make annuity payments monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will be at least 3.5% a year.

Option 2. Interest Payment Option

Under this option, we credit interest on your contract value not yet withdrawn. We can make interest payments on a monthly, quarterly, semiannual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year. Upon the death of the annuitant, we will pay the beneficiary the remaining contract assets.

Generally this option will not satisfy minimum distribution requirements.

Option 3. Other Annuity Options

We currently offer a variety of other annuity options not described above, including a qualified joint and survivor option. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

These options are referred to in your contract as the supplemental life annuity option. Under the supplemental life annuity option, we will waive withdrawal charges that might be applicable under other annuity options. In addition, if you select Option 1 without a right of withdrawal, we will effect that option under the supplemental life annuity option, if doing so provides greater monthly payments.

Tax Considerations

If your contract is held under a tax favored plan, as discussed on page 16, you should consider the minimum distribution requirements mentioned on page 17 when selecting your annuity option.

For certain contracts held in connection with “qualified” retirement plans (such as a Section 401(a) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

4. WHAT IS THE 1% BONUS?

During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest rate option.

The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of the associated purchase payment within eight contract anniversaries of the time that the purchase payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a withdrawal charge or if you make a withdrawal under the Critical Care Access option.

5.     HOW CAN I PURCHASE A QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

Purchase Payments

Under a retirement plan, purchase payments are made through payroll deduction or a similar arrangement with an employer. These payments must total at least $300 during any 12-month period. If you purchase the Qualified Variable Investment Plan outside of an employer sponsored retirement plan, your purchase payments must be a minimum of $100, with a maximum contribution equal to the maximum amount allowed by law. See page 16 for additional information regarding the maximum amounts allowed by law. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date.

Allocation of Purchase Payments

When you purchase a contract, we will allocate your invested purchase payment among the variable investment options and the fixed interest rate option, based on the percentages you choose. When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. Subsequent purchase payments received in good order after 4:00 p.m. Eastern time will be credited on the following business day.

Calculating Contract Value

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by: 1. adding up the total amount of money allocated to a specific investment option; 2. subtracting from that amount insurance charges and any other charges such as taxes; and 3. dividing this amount by the number of outstanding accumulation units.

When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day. The Accumulation Unit Values charts beginning on page 22 of this prospectus give you more detailed information about the accumulation units of the variable investment options associated with the Series Fund.

We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year on that portion of the contract allocated to the fixed interest rate option.

6.     WHAT ARE THE EXPENSES ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

Insurance Charges

Each day, we make a deduction for insurance charges as follows:

The mortality risk portion of the insurance charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the insurance charge is for our assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.20% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest rate option.

If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from the charges. The mortality and expense risk charge for your contract cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

Withdrawal Charge

During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings. You will need to get our consent if you want to make a partial withdrawal that is less than $300 or if making a partial withdrawal would reduce your contract value to less than $300.

You may be subject to certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts which are subject to Section 403(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Under these annuity contracts, withdrawals may be made prior to age 59½ if you leave your job, die or are permanently disabled. Annuity contracts used for IRAs or SEPs are not subject to restrictions on right to withdraw, but are subject to income tax and may also be subject to a tax penalty for withdrawals prior to age 59½. For a complete discussion of these contracts, please refer to Section 8 of this prospectus, “What Are The Tax Considerations Associated With The Qualified Individual Variable Investment Plan Variable Annuity Contract?” on page 16.

The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.

Each contract year, you can withdraw earnings plus up to 10% of the value of your total contract, calculated as of the date of the first withdrawal made during a contract year without paying a withdrawal charge. This amount is referred to as the “charge-free” amount. Prior to the eighth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis. Even though not subject to surrender charges, withdrawals will still have tax consequences and may be subject to a 10% tax penalty. Please refer to Section 8 of this prospectus. “What Are The Tax Considerations Associated With The Qualified Individual Variable Investment Plan Annuity Contract?"

The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an “age” for each purchase payment you have made, by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

                                              Number of Contract Anniversaries
                                           Since the Date of Each Purchase Payment

                                                  0 . . . . . . . . . . 8%
                                                  1 . . . . . . . . . . 7%
                                                  2 . . . . . . . . . . 6%
                                                  3 . . . . . . . . . . 5%
                                                  4 . . . . . . . . . . 4%
                                                  5 . . . . . . . . . . 3%
                                                  6 . . . . . . . . . . 2%
                                                  7 . . . . . . . . . . 1%
                                                  8 . . . . . . . . . . 0%

If you are 81 or older when you make your purchase payment, your surrender charges for that payment will be lower.

Bonus Recapture

The bonus amount associated with a purchase payment will be recaptured if you withdraw the associated purchase payment within eight contract anniversaries after the payment was made. The bonus amount will be withdrawn in the same proportion as the purchase payments being withdrawn. This includes withdrawals made for the purpose of annuitizing if withdrawal charges apply. If you make a withdrawal eight contract anniversaries or more after a purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and retain the bonus amount.

Critical Care Access

We will allow you to withdraw money from the contract and will waive any withdrawal charge and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live) there will be no charge imposed for withdrawals. Critical Care Access is not available in all states.

Annual Contract Fee

During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.

Taxes Attributable to Premium

There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

Company Taxes

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these company taxes and may impose a charge in the future.

Underlying Mutual Fund Fees

When you allocate a purchase payment or a transfer to the mutual fund investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2003, the fees of these funds ranged on an annual basis from 0.37% to 0.87% of fund assets. For additional information about these fund fees, please consult the Series Fund prospectus, which is attached to this prospectus.

7. HOW CAN I ACCESS MY MONEY?

You can access your money by:

o        making a withdrawal (either partial or full), or

o        choosing to receive annuity payments during the income phase.

Withdrawals During the Accumulation Phase

When you make a full or partial withdrawal, you will receive the value of your contract, minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be made proportionately from all of the variable investment options as well as the fixed interest rate option, depending on your investment selections. You will have to receive our consent to make a partial withdrawal if the amount is less than $300 or if, as a result of the withdrawal, the value of your contract would be reduced to less than $300.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order at the Prudential Annuity Service Center. We will deduct applicable charges, if any, from the assets in your contract. Specifically, we will deduct any applicable charges proportionately from all of the variable investment options as well as the fixed interest rate option.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 8 of this prospectus.

Automated Withdrawals

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make is $300.

Income taxes, tax penalties, withdrawal charges and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 8 of this prospectus.

Suspension of Payments or Transfers

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

1.	The New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.	Trading on the New York Stock Exchange is restricted;

3.	An emergency exists, as determined by the SEC, during which sales of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

4.	The SEC, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or process any transfer made from your investment options promptly upon request. We are, however, permitted to delay payment for up to six months on withdrawals from the fixed interest rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3%.

8.     WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. It is not intended as tax advice. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice.

Contracts Held By Tax Favored Plans

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax-favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax Favored Plans

IRAs.     If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The “IRA Disclosure Statement” on page 27 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a “free look” after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater), less any applicable federal and state income tax withholding.

Contributions Limits/Rollovers. You may purchase a contract for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA or as a current year contribution. In 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax-favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a “conduit IRA,” which means that you will not retain possible favorable tax treatment if you subsequently “roll over” the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o        You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);
o        Your rights as owner are non-forfeitable;
o        You cannot sell, assign or pledge the contract, other than to Prudential;
o        The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
o        The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and
o        Death and annuity payments must meet "minimum distribution requirements" (described on page 17).

Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o        A 10% "early distribution penalty" (described on page 17);
o        Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
o        Failure to take a minimum distribution (also generally described on page 17).

SEPs.     SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

o        If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $41,000 in 2004 or (b) 25% of the employee's earned income (not including contribution as "earned income" for these purposes).  However, for these purposes, compensation in excess of
         certain limits established by the IRS will not be considered.   In 2004, this limit is $205,000;
o        SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
o        SEPs for small employers permit salary deferrals up to $13,000 in 2004 with the employer making these contributions to the SEP.  However, no new "salary reduction" or "SAR-SEPs" can be established after 1996.
         Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $3,000 in 2004, increasing in $1,000 increments per year until reaching $5,000 in 2006.
         Thereafter, the amount is indexed for inflation.

You will also be provided the same information, and have the same “free look” period, as you would have if you purchased the contract for a standard IRA.

TDAs.     You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501 (c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee’s rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $13,000 in 2004. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $3,000 in 2004, increasing in $1,000 increments per year until reaching $5,000 in 2006. Thereafter, the amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

o        Your attainment of age 59 1/2;
o        Your severance of employment;
o        Your death;
o        Your total and permanent disability; or
o        Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later.

These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another TDA or to a mutual fund “custodial account” described under Code Section 403(b)(7).

Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Minimum Distribution Requirements and Payment Option

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.

Penalty for Early Withdrawals

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

o        the amount is paid on or after you reach age 59 1/2or die;
o        the amount received is attributable to your becoming disabled; or
o        the amount paid or received is in the form of substantially equal payments not less frequently than annually
         (please note that substantially equal payments must continue until the later of reaching age 59 1/2or 5 years.
         Modification of payments during that time period will result in retroactive application of the 10% tax penalty).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Withholding

Unless a distribution is an eligible rollover distribution that is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

o        For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and
o        For all other distributions, we will withhold at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA Disclosure/Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under “What Are The Expenses Associated With The Qualified Variable Investment Plan Variable Annuity Contract?” on page 13.

Information about sales representatives and commissions may be found under “Other Information” and “Sale And Distribution Of The Contract” on pages 19 and 20.

In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

Spousal Consent Rules for Retirement Plans — Qualified Contracts

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Additional Information

For additional information about federal tax law requirements applicable to tax favored plans, see the “IRA Disclosure Statement” on page 27.

Taxes Paid by Prudential

Although the separate account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is being made currently against the separate account for company federal income taxes. We will periodically review the question of charging the separate account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

Under current law, Prudential may incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant and they are not charged against the contract or the separate account. If there is a material change in applicable state or local tax laws, the imposition of these taxes upon Prudential that are attributable to the account may result in a corresponding charge against the account.

9. OTHER INFORMATION

The Prudential Insurance Company of America

The Prudential Insurance Company of America (Prudential) is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.

The Separate Account

We have established a separate account, the Prudential Qualified Individual Variable Contract Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on October 12, 1982, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Prudential and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Prudential, including its consolidated financial statements, are provided in the Statement of Additional Information.

Sale and Distribution of the Contract

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and a member of the National Association of Securities Dealers, Inc. (NASD).

Commissions are paid to broker/dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (firms) according to one or more schedules. The individual registered representative will receive a portion of the compensation, depending on the practice of the firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 6%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.

In addition, in an effort to promote the sale of our products (which may include the placement of Prudential and/or the contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

Litigation

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to our practices and proceedings that are typical of the businesses in which we operate, including in both cases businesses that we have divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

We retained all liabilities for the litigation associated with our discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999) or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of Prudential’s former managed care operations and assert nationwide classes. In October, 2000, by Order of the Judicial Panel on Multi-district Litigation, class actions brought by policyholders and physicians were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. The policyholder actions have been resolved. The class actions brought by the physicians allege, among other things, breach of contract , violations of ERISA, violations of and conspiracy to violate RICO, and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. In September 2002, the court granted plaintiffs’ motion for certification of a nationwide class of physicians. Prudential and the other managed care defendants have appealed the certification to the United States Court of Appeals for the Eleventh Circuit. That appeal is pending.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and other affiliated entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance. The complaint alleges that Prudential received prepayments of approximately $100 million.

Our litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position.

In January 2004, the NASD fined Prudential Equity Group, Inc. (formerly known as Prudential Securities Incorporated) and PIMS $2 million, and ordered the firms to pay customers $9.5 million for sales of fixed and variable annuities that violated a New York State Insurance Department regulation concerning replacement sales and NASD rules and for the use of incorrect annuity performance illustrations in sales of certain annuity contracts. We brought this matter to the New York Insurance Department and the NASD’s attention in response to an internal investigation, and in consultation with both the New York Insurance Department and the NASD, we have initiated a remediation program for all affected customers which has already provided $8 million in remediation.

Assignment

Since the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

Exchange Offer for Certain Contract Owners

In past years, we have permitted contract owners under certain qualified plans to exchange their contracts for certain mutual funds or variable annuity contracts. We no longer offer such exchanges.

Financial Statements

The consolidated financial statements of Prudential and its subsidiaries and the financial statements of the separate account associated with the Qualified Variable Investment Plan are included in the Statement of Additional Information.

Statement of Additional Information

Contents:

o        Company
o        Directors and Officers
o        Further Information Regarding Previously Offered Qualified Individual Variable Investment Plan Contracts
o        Distribution of the Contract
o        Allocation of Initial Purchase Payment

o        Experts
o        Federal Tax Status
o        Financial Information

Householding

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

                                                  ACCUMULATION UNIT VALUES
                                THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                              (Condensed Financial Information)

   Accumulation Unit Values:
-----------------------------------------------------------------------------------------------------------------------------

                                                                                    Number Of Accumulation
                              Accumulation Unit Value    Accumulation Unit Value   Units Outstanding At End
                              At Beginning Of Period        At End Of Period               Of Period

-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------

22

Money Market
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $2.448                      2.439                   26,438,969

01/01/02 to 12/31/02                  $2.440                      2.448                   36,058,012
01/01/01 to 12/31/01                  $2.372                      2.440                   35,419,305
01/01/00 to 12/31/00                  $2.260                      2.372                   33,006,449
01/01/99 to 12/31/99                  $2.179                      2.260                   45,896,939
01/01/98 to 12/31/98                  $2.092                      2.179                   42,185,333
01/01/97 to 12/31/97                  $2.008                      2.092                   42,127,659
01/01/96 to 12/31/96                  $1.931                      2.008                   51,204,795
01/01/95 to 12/31/95                  $1.847                      1.931                   51,330,984
01/01/94 to 12/31/94                  $1.796                      1.847                   43,401,237

Diversified Bond
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $4.040                       4.291                  21,323,387

01/01/02 to 12/31/02                  $3.819                       4.040                       23,322,720
01/01/01 to 12/31/01                  $3.613                       3.819                       23,417,774
01/01/00 to 12/31/00                  $3.332                       3.613                       22,164,638
01/01/99 to 12/31/99                  $3.397                       3.332                       27,626,950
01/01/98 to 12/31/98                  $3.208                       3.397                       32,226,526
01/01/97 to 12/31/97                  $2.990                       3.208                       33,970,626
01/01/96 to 12/31/96                  $2.899                       2.990                       38,483,488
01/01/95 to 12/31/95                  $2.430                       2.899                       38,379,871
01/01/94 to 12/31/94                  $2.541                       2.430                       39,963,983

Equity
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $5.775                      7.513                   59,516,449

01/01/02 to 12/31/02                  $7.526                      5.775                   68,064,078
01/01/01 to 12/31/01                  $8.574                      7.526                   74,402,156
01/01/00 to 12/31/00                  $8.504                      8.574                   83,330,100
01/01/99 to 12/31/99                  $7.559                      8.504                   100,845,742
01/01/98 to 12/31/98                  $6.996                      7.559                   122,166,242
01/01/97 to 12/31/97                  $5.680                      6.996                   136,204,888
01/01/96 to 12/31/96                  $4.850                      5.680                   142,993,051
01/01/95 to 12/31/95                  $3.738                      4.850                   134,801,790
01/01/94 to 12/31/94                  $3.681                      3.738                   121,654,470

The financial statements of the Account are in the Statement of Additional Information

Flexible Managed
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $4.122                      5.041                   91,205,812

01/01/02 to 12/31/02                  $4.780                      4.122                   105,390,737
01/01/01 to 12/31/01                  $5.129                      4.780                   114,712,313
01/01/00 to 12/31/00                  $5.266                      5.129                   131,231,266
01/01/99 to 12/31/99                  $4.944                      5.266                   163,083,280
01/01/98 to 12/31/98                  $4.540                      4.944                   194,529,908
01/01/97 to 12/31/97                  $3.895                      4.540                   222,907,582
01/01/96 to 12/31/96                  $3.469                      3.895                   245,530,247
01/01/95 to 12/31/95                  $2.828                      3.469                   249,259,101
01/01/94 to 12/31/94                  $2.955                      2.828                   265,104,376

Conservative Balanced
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $3.827                      4.492                    94,540,214

01/01/02 to 12/31/02                  $4.255                      3.827                   110,716,579
01/01/01 to 12/31/01                  $4.394                      4.255                   124,680,214
01/01/00 to 12/31/00                  $4.469                      4.394                   145,571,738
01/01/99 to 12/31/99                  $4.238                      4.469                   180,390,575
01/01/98 to 12/31/98                  $3.839                      4.238                   212,050,954
01/01/97 to 12/31/97                  $3.424                      3.839                   241,343,777
01/01/96 to 12/31/96                  $3.077                      3.424                   266,987,208
01/01/95 to 12/31/95                  $2.655                      3.077                   272,339,087
01/01/94 to 12/31/94                  $2.713                      2.655                   288,743,247

High Yield Bond
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $2.067                      2.554                   13,901,406

01/01/02 to 12/31/02                  $2.061                      2.067                   14,248,454
01/01/01 to 12/31/01                  $2.095                      2.061                   15,342,664
01/01/00 to 12/31/00                  $2.302                      2.095                   17,066,323
01/01/99 to 12/31/99                  $2.227                      2.302                   22,149,881
01/01/98 to 12/31/98                  $2.308                      2.227                   27,511,819
01/01/97 to 12/31/97                  $2.053                      2.308                   28,839,212
01/01/96 to 12/31/96                  $1.865                      2.053                   29,828,106
01/01/95 to 12/31/95                  $1.605                      1.865                   29,634,193
01/01/94 to 12/31/94                  $1.670                      1.605                   29,220,246

The financial statements of the Account are in the Statement of Additional Information

Stock Index
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $3.465                      4.389                   58,510,885

01/01/02 to 12/31/02                  $4.507                      3.465                   65,746,684
01/01/01 to 12/31/01                  $5.185                      4.507                   72,257,480
01/01/00 to 12/31/00                  $5.768                      5.185                   82,073,212
01/01/99 to 12/31/99                  $4.842                      5.768                   87,982,261
01/01/98 to 12/31/98                  $3.816                      4.842                   89,752,143
01/01/97 to 12/31/97                  $2.907                      3.816                   89,281,291
01/01/96 to 12/31/96                  $2.401                      2.907                   83,246,633
01/01/95 to 12/31/95                  $1.772                      2.401                   69,315,117
01/01/94 to 12/31/94                  $1.776                      1.772                   62,281,407

Prudential Value
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $3.755                      4.752                   33,577,636

01/01/02 to 12/31/02                  $4.870                      3.755                   38,502,961
01/01/01 to 12/31/01                  $5.032                      4.870                   42,351,187
01/01/00 to 12/31/00                  $4.406                      5.032                   44,850,945
01/01/99 to 12/31/99                  $3.963                      4.406                   54,727,336
01/01/98 to 12/31/98                  $4.108                      3.963                   67,240,900
01/01/97 to 12/31/97                  $3.044                      4.108                   68,401,048
01/01/96 to 12/31/96                  $2.530                      3.044                   65,617,658
01/01/95 to 12/31/95                  $2.104                      2.530                   63,810,012
01/01/94 to 12/31/94                  $2.099                      2.104                   56,103,455

Natural Resources
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $4.164                      5.719                   13,394,372

01/01/02 to 12/31/02                  $3.544                      4.164                   14,393,173
01/01/01 to 12/31/01                  $3.988                      3.544                   14,516,741
01/01/00 to 12/31/00                  $2.931                      3.988                   15,093,664
01/01/99 to 12/31/99                  $2.032                      2.931                   15,795,474
01/01/98 to 12/31/98                  $2.481                      2.032                   19,843,969
01/01/97 to 12/31/97                  $2.840                      2.481                   26,401,911
01/01/96 to 12/31/96                  $2.196                      2.840                   26,504,833
01/01/95 to 12/31/95                  $1.751                      2.196                   23,280,453
01/01/94 to 12/31/94                  $1.851                      1.751                   22,768,479

The financial statements of the Account are in the Statement of Additional Information

Global
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $1.701                      2.253                   35,185,101

01/01/02 to 12/31/02                  $2.300                      1.701                   39,078,977
01/01/01 to 12/31/01                  $2.825                      2.300                   42,184,092
01/01/00 to 12/31/00                  $3.472                      2.825                   48,256,461
01/01/99 to 12/31/99                  $2.370                      3.472                   42,332,925
01/01/98 to 12/31/98                  $1.917                      2.370                   44,432,955
01/01/97 to 12/31/97                  $1.814                      1.917                   51,481,170
01/01/96 to 12/31/96                  $1.533                      1.814                   50,862,779
01/01/95 to 12/31/95                  $1.339                      1.533                   44,920,771
01/01/94 to 12/31/94                  $1.425                      1.339                   43,407,964

Government Income
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $2.568                      2.601                   26,842,592

01/01/02 to 12/31/02                  $2.320                      2.568                   28,868,105
01/01/01 to 12/31/01                  $2.172                      2.320                   22,918,359
01/01/00 to 12/31/00                  $1.949                      2.172                   22,871,862
01/01/99 to 12/31/99                  $2.027                      1.949                   31,209,489
01/01/98 to 12/31/98                  $1.881                      2.027                   38,187,837
01/01/97 to 12/31/97                  $1.736                      1.881                   39,604,005
01/01/96 to 12/31/96                  $1.719                      1.736                   50,735,981
01/01/95 to 12/31/95                  $1.456                      1.719                   55,130,988
01/01/94 to 12/31/94                  $1.553                      1.456                   64,574,144

Jennison
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $1.574                      2.026                    74,146,291

01/01/02 to 12/31/02                  $2.307                      1.574                    83,337,216
01/01/01 to 12/31/01                  $2.856                      2.307                    91,955,549
01/01/00 to 12/31/00                  $3.497                      2.856                   104,619,412
01/01/99 to 12/31/99                  $2.489                      3.497                    78,722,086
01/01/98 to 12/31/98                  $1.832                      2.489                    50,420,102
01/01/97 to 12/31/97                  $1.408                      1.832                    34,004,121
01/01/96 to 12/31/96                  $1.245                      1.408                    21,901,003
01/01/95* to 12/31/95                 $1.009                      1.245                     5,067,514

*Commencement of Business
The financial statements of the Account are in the Statement of Additional Information

                                                  ACCUMULATION UNIT VALUES
                                THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                              (Condensed Financial Information)

   Accumulation Unit Values:
-----------------------------------------------------------------------------------------------------------------------------

                              Accumulation Unit Value    Accumulation Unit Value    Number Of Accumulation
                              At Beginning Of Period    AT END OF PERIOD           Units Outstanding At End
                                                                                           Of Period

-----------------------------------------------------------------------------------------------------------------------------
SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------

26

Small Capitalization Stock
-----------------------------------------------------------------------------------------------------------------------------

01/01/03 to 12/31/03                  $1.859                      2.540                   31,206,939

01/01/02 to 12/31/02                  $2.212                      1.859                   33,523,912
01/01/01 to 12/31/01                  $2.120                      2.212                   33,453,260
01/01/00 to 12/31/00                  $1.902                      2.120                   32,740,200
01/01/99 to 12/31/99                  $1.708                      1.902                   28,555,699
01/01/98 to 12/31/98                  $1.742                      1.708                   31,702,794
01/01/97 to 12/31/97                  $1.408                      1.742                   25,991,072
01/01/96 to 12/31/96                  $1.190                      1.408                   13,432,923
01/01/95* to 12/31/95                 $1.002                      1.190                    3,599,798

*Commencement of Business
The financial statements of the Account are in the Statement of Additional Information

28

IRA DISCLOSURE STATEMENT

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your simplified employee pension IRA (SEP) for employer contributions, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary. Our contracts have been submitted to the IRS for approval for use as a prototype. Approval for this contract has either been received or is pending.

Free Look Period

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund (less any applicable federal and state income tax withholding) within 10 days after it is delivered, or applicable state required period, if longer. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this “free-look” provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

Eligibility Requirements

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

Contributions And Deductions

Contributions to your IRA will be deductible if you are not an “active participant” in an employer maintained qualified retirement plan or you have “Adjusted Gross Income” (as defined under Federal tax laws) which does not exceed the “applicable dollar limit.” IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $45,000 in 2004, with the amount of IRA contribution which may be reduced proportionately for Adjusted Gross Income between $45,000—$55,000. For married couples filing jointly, the applicable dollar limitation is $65,000, with the amount of IRA contribution which may be reduced proportionately between $65,000—$75,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $55,000 for individuals and $75,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee’s behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $13,000 in 2004, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called “SARSEPs”) are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $41,000. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an “excess contribution.” You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year.

(See Premature Distributions on page 28.)

IRA For Non-Working Spouse

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your “non-working” spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See “Contributions And Deductions” on page 27. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

Rollover Contribution

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a “rollover” IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

Distributions

(a) Premature Distributions

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59½ or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59½ or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59½ or are disabled.

(b) Distribution After Age 59½

Once you have attained age 59½ (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70½. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) Inadequate Distributions—50% Tax

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70½ or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is defined under IRS regulations. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) Death Benefits

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse’s beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse’s) death, or applied to purchase an immediate annuity for the beneficiary, or as a program of minimum distributions. This annuity or minimum distribution program must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse’s death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner’s age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

Reporting To The IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. If you were at least 70½ at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

        The Individual Variable Annuity Contract (the contract) of The Prudential Qualified Individual Variable Contract Account (the account) is a variable annuity contract issued by The Prudential Insurance Company of America (Prudential). The contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code. Purchase payments made through payroll deduction or similar arrangements with an employer must be at least $300 during any 12-month period. Any other purchase payment must be at least $50 ($100 or $300 under certain forms of the contract). Prudential currently accepts subsequent purchase payments below these minimum amounts. We reserve the right to again require a $100 minimum at some future date. However, we currently impose a minimum of $100 with respect to additional premium payments made through electronic fund transfers.

        This statement of additional information is not a prospectus and should be read in conjunction with the contract’s prospectus, dated May 1, 2004, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (888) PRU-2888.

                                         The Prudential Insurance Company of America
                                                      751 Broad Street
                                                Newark, New Jersey 07102-3777
                                                  Telephone: (888) PRU-2888

QVIP1B

                                                          CONTENTS

                                                                                                                      Page
OTHER INFORMATION CONCERNING THE ACCOUNT
       Company .................................................................................................          1
       Directors and Officers ..................................................................................          1
       Further Information Regarding Previously Offered Qualified Individual Variable                                     3
        Investment Plan Contracts ..............................................................................
       Distribution of the Contract ............................................................................          5
       Allocation of Initial Purchase Payment ..................................................................          5
       Experts .................................................................................................          5
       Financial Statements ....................................................................................          5

FINANCIAL STATEMENTS OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
 CONTRACT ACCOUNT ..............................................................................................        A-1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
 COMPANY OF AMERICA AND SUBSIDIARIES ...........................................................................        B-1

DETERMINATION OF ACCUMULATION UNIT VALUES AND OF THE AMOUNT OF
 MONTHLY VARIABLE ANNUITY PAYMENTS .............................................................................        C-1

COMPANY

The Prudential Insurance Company of America (Prudential) is a stock insurance company founded in 1875 under the Laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) and is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.

DIRECTORS AND OFFICERS OF PRUDENTIAL

DIRECTORS

FRANKLIN E. AGNEW — Director since 1994. Member, Committee on Finance & Dividends; Member, Investment Committee. Business consultant since 1987. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

FREDERIC K. BECKER — Director since 1994. Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

GILBERT F. CASELLAS — Director since 1998. Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee. President, Casellas & Associates, LLC since 2002. President and Chief Executive Officer, Q-Linx Inc. from January 2001 to September 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from January 1999 to December 2000. Partner, McConnell Valdes, LLP, 1998 to 1999. Age 51. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES G. CULLEN — Director since 1994. Member, Compensation Committee; Member, Audit Committee. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000. Mr. Cullen is also a director of Agilient Technologies, Inc., and Johnson & Johnson. Age 61. Address: Address: 751 Broad Street, Newark, NJ 07102-3777.

WILLIAM H. GRAY III — Director since 1991. Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer of The College Fund/UNCF since 1991. Mr. Gray is also a director of JP Morgan Chase & Co., Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems. Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

JON F. HANSON — Director since 1991. Chairman, Investment Committee; Chairman, Committee on Finance & Dividends. Chairman of The Hampshire Companies since 1976. Mr. Hanson is also a director of CD&L, Inc., HealthSouth Corp., and Pascack Community Bank. Age 67. Address: 751 Broad Street, Newark, NJ 07102-3777.

GLEN H. HINER — Director since 1997. Member, Committee on Business Ethics; Member, Compensation Committee; Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Dana Corporation since 2003. Chairman and Chief Executive Officer of Owens Corning from 1992 to 2002. Mr. Hiner is also a director of Dana Corporation. Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

CONSTANCE J. HORNER — Director since 1994. Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, The Brookings Institute, since 1993. Ms. Horner is also a director of Ingersoll-Rand Company, Ltd., and Pfizer, Inc. Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

KARL J. KRAPEK — Director since 2004. Retired since 2002. President and Chief Operating Officer, United Technologies Corporation from 1999 to 2002. Mr. Krapek is also a director of Lucent Technologies and Visteon Corporation. Age 55. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ — Director since 1997. Member, Audit Committee. Principal of Microleasing, LLC since 2001. Chairman of Volkhov International Business Incubator from 1995 to 2002. Principal of Investment Strategies International from 1994 to 2000. Age 69. Address: Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD M. THOMSON — Director since 1976. Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Mr. Thomson is also a director of INCO, Limited, The Thomson Corporation, The Toronto-Dominion Bank, Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc. Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES A. UNRUH — Director since 1996. Member, Corporate Governance Committee; Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Age 63. Address: 751 Broad Street, Newark, NJ 07102-3777.

STANLEY C. VAN NESS — Director since 1990. Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

PRINCIPAL OFFICERS

ARTHUR F. RYAN — Chairman of the Board, Chief Executive Officer and President, Prudential, since 1994 (current term expires June, 2004). Mr. Ryan is also a director of Regeneron Pharmaceuticals. Age 61. Address: 751 Broad Street, Newark, NJ 07102-3777.

VIVIAN L. BANTA — Chief Executive Officer, Insurance Division, Prudential, since 2002. Executive Vice President from 2000 to 2002. Senior Vice President from January 2000 to March 2000. Prior to joining Prudential Ms. Banta was an independent consultant. Age 53. Address: 751 Broad Street, Newark, NJ 07102-3777.

MARK B. GRIER — Vice Chairman, Financial Management, Prudential, since 2002. Executive Vice President, Financial Management, from 2000 to 2002. Prior to 2000 Executive Vice President, Corporate Governance. Age 51. Address: 751 Broad Street, Newark, NJ 07102-3777.

ROBERT C. GOLDEN —Executive Vice President, Prudential, since 1997. Age 57. Address: 751 Broad Street, Newark, NJ

RICHARD J. CARBONE —Senior Vice President and Chief Financial Officer, Prudential, since 1997. Age 55. Address: 751 Broad Street, Newark, NJ 07102-3777.

C.     EDWARD CHAPLIN — Senior Vice President and Treasurer, Prudential, since 2000. Vice President and Treasurer from 1995 to 2000. Mr. Chaplin is also a director of MBIA, Inc. Age 47. Address: 751 Broad Street, Newark, NJ 07102-3777.

JOHN M. LIFTIN—Senior Vice President and General Counsel, Prudential, since 1998. Age 60. Address: 751 Broad Street, Newark, NJ 07102-3777.

ANTHONY S. PISZEL—Senior Vice President and Controller, Prudential, since 2000. Vice President and Controller from 1998 to 2000. Age 49. Address: 751 Broad Street, Newark, NJ 07102-3777.

SHARON C. TAYLOR — Senior Vice President, Prudential, since June 2002. Vice President, Human Resources Communities of Practice, from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services, from 1998 to 2000. Age 49. Address: 751 Broad Street, Newark, NJ 07102-3777.

KATHLEEN M. GIBSON — Vice President and Secretary, Prudential, since 2002. Associate General Counsel and Assistant Secretary, Becton, Dickinson and Company, from 2001 to 2002. Vice President and Corporate Secretary, Honeywell International, Inc,. from 1997 to 2001. Age 49. Address: 751 Broad Street, Newark, NJ 07102-3777.

FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED

QUALIFIED INDIVIDUAL VARIABLE INVESTMENT PLAN CONTRACTS

Annuity Options Under the WVA-83 and QVIP-84 Contracts

If you own a WVA-83 contract or a QVIP-84 contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under Other Annuity Options described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your variable account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.

If you are covered under a tax-deferred annuity subject to Section 403(b) of the Internal Revenue Code of 1986 (Code) and do not elect to effect an annuity before the date described in the endorsement to your contract with respect to pre-1987 benefit accruals, a variable life annuity with 120 payments certain will be purchased for you on the first day of the month following such date. If any tax-deferred annuity contractowner (with respect to post-1986 benefit accruals) or any other contractowner has not elected to purchase an annuity before the end of his tax year in which such election is required by or for the retirement arrangement under which he is covered, a variable life annuity with 120 payments certain, payable as described in item 2 below, will be purchased for him on the first day of the month preceding the end of such tax year, unless a joint and survivor annuity payout is required by ERISA, in which case a variable joint and survivor annuity, payable as described in item 3 below, will be purchased for him.

Except as provided in the Annuity Certain option described in item 4 below, and under certain forms of annuity available under the Other Annuity Options described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment instead of regular annuity payments. However, as described under TRANSFERS in the prospectus, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each contract year.

Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and (3) if only a portion of the variable annuity is converted, the annuity units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.

After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.

The forms of annuity from which you may select are listed below. Under each, (1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your variable account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C-1 of this statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. If you choose to convert your variable account into an annuity, but fail to select one or more of the annuity options, we will provide the annuitant with a variable life annuity with 120 payments certain.

1.     Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and will end with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your variable account when annuity payments first began, and as little as one payment could be received under this form of annuity.

2.     Life Annuity with 120 Payments (10 Years) Certain. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she chooses to do so. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest-rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.

3.     Joint and Survivor Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and, if the annuitant’s spouse is living at the time of the annuitant’s death, to the spouse until his or her death. The monthly payments to the spouse will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan, including joint and 50% spouse survivor annuity. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.

4.     Annuity Certain. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must be equal to or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest-rate of 3.5% a year. This will be paid to the annuitant or the annuitant’s beneficiary, whichever is applicable.

5.     Other Annuity Options. You may choose to receive the proceeds of your contract fund in the form of payments like those of any annuity or life annuity offered at your annuity date. Under the Supplemental Life Annuity option, Prudential will waive withdrawal charges that might be applicable under options 1-4. Further, if you select option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Other Annuity Option if doing so provides greater monthly payments.

Differences Under the WVQ-83 Contract

The descriptions of The Prudential Qualified Individual Variable Investment Plan Contract in the prospectus generally apply to the VIP-86 contract (currently offered for sale), the QVIP-84 contract and the WVQ-83 contract. Although differences among the three forms of contract have been described, additional differences between the earlier WVQ-83 contract and the two later forms of the contract are set forth below.

1.

Sales Charges on Withdrawals . . . Under the WVQ-83 contract, any amount that you withdraw will be treated, for the purpose of determining the sales charge, as a withdrawal of purchase payments, rather than investment income, until you have withdrawn your total purchase payments. There will be no sales charge on amounts withdrawn after all purchase payments have been withdrawn. For sales charge purposes, purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of the sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since you made the particular purchase payments deemed to be withdrawn. The 10% free withdrawal privilege will be applied toward the total amount withdrawn.

2.

Determination of Minimum Amount Payable to a Beneficiary . . . Under the WVQ-83 contract, the minimum amount payable to the beneficiary (due to the death of the annuitant prior to age 65 and before the annuity date) will be equal to the total amount of purchase payments you have made, less any withdrawals (i.e., there is no proportional reduction of the minimum amount as is the case under the QVIP-84 contract and the VIP-86 contract).

3.

Modification of Sentence on page C-1 of the Statement of Additional Information . . . The second sentence in the next to last paragraph under section B, “Determination of the Amount of Monthly Variable Annuity Payment”, as it applies to the WVQ-83 Contract, is modified to read: “For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1,000 Annuity Units will result in the payment each month of an amount equal to the value of 5.73 Annuity Units.”

4.

Determination of Amount of Monthly Variable Annuity Payments . . . Under the WVQ-83 contract, the amount of each monthly variable annuity payment made on the first day of the month will be equal to the Annuity Units (determined as described on page C-1 of the statement of additional information) multiplied by the Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day.

DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2003, 2002 and 2001, $6,238,679, $7,121,096 and $9,882,075 respectively, were paid to PIMS for its services as principal underwriter. During 2003, 2002 and 2001, PIMS retained none of these commissions.

As discussed in the prospectus, Prudential pays commissions with respect to sales of the contracts according to one or more schedules, and also may pay non-cash compensation. In addition, Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. Upon receiving the minimum initial purchase payment, we will thereafter credit your purchase payment in accordance with your instructions.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Prudential Qualified Individual Variable Contract Account as of December 31, 2003 and for each of the two years in the period then ended included in this statement of additional information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 1177 Avenue of the Americas, New York, New York 10036.

FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the contracts.

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

	Money	Diversified		Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$64,497,072	$91,504,838	$447,133,984	$459,732,015	$424,634,936
Receivable from The Prudential
Insurance Company of America	2,446	0	0	1,928	57,670

Net Assets	$64,499,518	$91,504,838	$447,133,984	$459,733,943	$424,692,606

NET ASSETS, representing:
Accumulation units	$64,497,072	$91,504,838	$447,133,984	$459,732,015	$424,634,936
Contracts in payout (annuitization) period	2,446	0	0	1,928	57,670

	$64,499,518	$91,504,838	$447,133,984	$459,733,943	$424,692,606

Units outstanding	26,438,969	21,323,387	59,516,449	91,205,812	94,540,214

Portfolio shares held	6,449,707	8,192,018	21,758,345	30,265,439	29,611,920
Portfolio net asset value per share	$10.00	$11.17	$20.55	$15.19	$14.34
Investment in portfolio shares, at cost	$64,497,072	$89,306,952	$463,125,809	$464,443,874	$415,052,855

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003
	SUBACCOUNTS

	Money	Diversified		Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$661,583	$3,853,561	$3,875,097	$8,984,909	$11,390,797

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	936,375	1,144,810	4,788,683	5,159,646	4,924,906

NET INVESTMENT INCOME (LOSS)	(274,792)	2,708,751	(913,586)	3,825,263	6,465,891

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	(390,813)	(37,237,425)	(17,419,746)	(10,172,379)
Net change in unrealized gain (loss) on investments	0	3,453,956	144,819,139	100,640,684	69,460,381

NET GAIN (LOSS) ON INVESTMENTS	0	3,063,143	107,581,714	83,220,938	59,288,002

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(274,792)	$5,771,894	$106,668,128	$87,046,201	$65,753,893

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

High Yield	Stock		Natural		Government		Small Capitalization
Bond	Index	Value	Resources	Global	Income	Jennison	Stock
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$35,503,078	$256,795,496	$159,561,598	$76,603,750	$79,275,903	$69,804,696	$150,210,747	$79,272,490
0	0	0	0	0	0	0	0

$35,503,078	$256,795,496	$159,561,598	$76,603,750	$79,275,903	$69,804,696	$150,210,747	$79,272,490

$35,503,078	$256,795,496	$159,561,598	$76,603,750	$79,275,903	$69,804,696	$150,210,747	$79,272,490
0	0	0	0	0	0	0	0

$35,503,078	$256,795,496	$159,561,598	$76,603,750	$79,275,903	$69,804,696	$150,210,747	$79,272,490

13,901,406	58,510,885	33,577,636	13,394,371	35,185,101	26,842,591	74,146,291	31,206,939

6,711,357	8,767,344	9,191,336	2,786,604	5,236,189	5,856,099	9,037,951	4,493,905
$5.29	$29.29	$17.36	$27.49	$15.14	$11.92	$16.62	$17.64
$44,490,893	$156,645,535	$149,094,519	$46,522,506	$82,254,273	$68,293,660	$178,367,290	$64,962,442

SUBACCOUNTS (Continued)

High Yield	Stock		Natural		Government		Small Capitalization
Bond	Index	Value	Resources	Global	Income	Jennison	Stock
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$2,751,791	$3,236,310	$2,203,671	$2,593,553	$260,808	$2,914,729	$343,801	$317,257

390,740	2,768,506	1,718,838	752,664	836,071	922,920	1,623,680	791,538

2,361,051	467,804	484,833	1,840,889	(575,263)	1,991,809	(1,279,879)	(474,281)

0	8,253,746	0	3,996,428	0	2,752,785	0	433,084
(1,113,507)	(8,176,550)	(7,927,433)	59,873	(7,831,506)	(635,549)	(20,849,138)	(1,655,513)
5,631,058	54,775,839	41,842,071	15,188,821	28,331,545	(3,228,223)	56,492,144	22,924,055

4,517,551	54,853,035	33,914,638	19,245,122	20,500,039	(1,110,987)	35,643,006	21,701,626

$6,878,602	$55,320,839	$34,399,471	$21,086,011	$19,924,776	$880,822	$34,363,127	$21,227,345

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

	SUBACCOUNTS

	Money		Diversified
	Market		Bond		Equity
	Portfolio		Portfolio		Portfolio

	2003	2002	2003	2002	2003	2002

OPERATIONS
Net investment income (loss)	$(274,792)	$281,363	$2,708,751	$9,637,536	$(913,586)	$(1,626,959)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	(390,813)	(691,555)	(37,237,425)	(46,074,788)
Net change in unrealized gain (loss)
on investments	0	0	3,453,956	(3,723,691)	144,819,139	(80,838,520)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(274,792)	281,363	5,771,894	5,222,290	106,668,128	(128,540,267)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,981,902	2,563,634	2,231,285	2,307,760	6,363,254	10,514,312
Annuity Payments	(523)	(588)	0	0	0	0
Surrenders, withdrawals and
death benefits	(23,373,485)	(22,574,869)	(13,243,961)	(13,735,013)	(48,484,238)	(62,989,509)
Net transfers between other subaccounts
or fixed rate option	(4,071,476)	21,625,544	2,584,018	11,078,499	(10,064,834)	14,649,326
Withdrawal and other charges	(47,406)	(52,419)	(71,514)	(73,602)	(421,098)	(499,066)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(23,510,988)	1,561,302	(8,500,172)	(422,356)	(52,606,916)	(38,324,937)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	(23,785,780)	1,842,665	(2,728,278)	4,799,934	54,061,212	(166,865,204)

NET ASSETS
Beginning of period	88,285,298	86,442,633	94,233,116	89,433,182	393,072,772	559,937,976

End of period	$64,499,518	$88,285,298	$91,504,838	$94,233,116	$447,133,984	$393,072,772

Beginning units	36,058,012	35,419,305	23,322,720	23,417,774	68,064,078	74,402,156

Units issued	2,532,236	12,735,481	1,045,488	3,712,219	24,292	5,878,956
Units redeemed	(12,151,279)	(12,096,774)	(3,044,821)	(3,807,273)	(8,571,921)	(12,217,034)

Ending units	26,438,969	36,058,012	21,323,387	23,322,720	59,516,449	68,064,078

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Flexible		Conservative		High Yield		Stock
Managed		Balanced		Bond		Index
Portfolio		Portfolio		Portfolio		Portfolio

2003	2002	2003	2002	2003	2002	2003	2002

$3,825,263	$9,509,587	$6,465,891	$(5,770,070)	$2,361,051	$5,110,745	$467,804	$39,639
0	0	0	1,340,313	0	0	8,253,746	2,318,510
(17,419,746)	(23,216,120)	(10,172,379)	(17,082,239)	(1,113,507)	(3,054,598)	(8,176,550)	(17,902,023)

100,640,684	(61,364,511)	69,460,381	(31,319,570)	5,631,058	(2,064,289)	54,775,839	(59,132,609)

87,046,201	(75,071,044)	65,753,893	(52,831,566)	6,878,602	(8,142)	55,320,839	(74,676,483)

5,722,053	9,333,216	5,452,706	8,270,535	661,775	732,492	5,395,846	8,889,860
(1,801)	(1,847)	(13,415)	(13,653)	0	0	0	0

(56,250,255)	(70,416,097)	(59,612,633)	(81,231,026)	(4,265,596)	(5,501,876)	(28,256,944)	(37,261,862)

(10,705,663)	22,737,901	(10,337,396)	19,399,545	2,804,970	2,638,563	(3,238,926)	5,492,147
(465,583)	(538,395)	(340,345)	(401,546)	(29,509)	(31,119)	(228,374)	(277,611)

(61,701,249)	(38,885,222)	(64,851,083)	(53,976,145)	(828,360)	(2,161,940)	(26,328,398)	(23,157,466)

25,344,952	(113,956,266)	902,810	(106,807,711)	6,050,242	(2,170,082)	28,992,441	(97,833,949)

434,388,991	548,345,257	423,789,796	530,597,507	29,452,836	31,622,918	227,803,055	325,637,004

$459,733,943	$434,388,991	$424,692,606	$423,789,796	$35,503,078	$29,452,836	$256,795,496	$227,803,055

105,390,737	114,712,313	110,716,579	124,680,214	14,248,454	15,342,664	65,746,684	72,257,480

13,169	9,956,202	36,583	10,511,647	1,288,793	2,083,277	439,401	6,379,336
(14,198,094)	(19,277,778)	(16,212,948)	(24,475,282)	(1,635,841)	(3,177,487)	(7,675,200)	(12,890,132)

91,205,812	105,390,737	94,540,214	110,716,579	13,901,406	14,248,454	58,510,885	65,746,684

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002

		SUBACCOUNTS

			Natural
	Value		Resources
	Portfolio		Portfolio

	2003	2002	2003	2002

OPERATIONS
Net investment income (loss)	$484,833	$263,193	$1,840,889	$(363,748)
Capital gains distributions received	0	0	3,996,428	672,815
Realized gain (loss) on shares redeemed	(7,927,433)	(12,173,216)	59,873	(234,740)
Net change in unrealized gain (loss) on investments	41,842,071	(34,593,421)	15,188,821	9,063,727

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	34,399,471	(46,503,444)	21,086,011	9,138,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,742,520	4,594,102	1,047,925	1,211,793
Annuity Payments	0	0	0	0
Surrenders, withdrawals and death benefits	(18,804,037)	(25,481,720)	(7,280,012)	(7,264,332)
Net transfers between other subaccounts
or fixed rate option	(3,223,975)	5,874,335	1,868,194	5,454,024
Withdrawal and other charges	(127,921)	(154,201)	(48,230)	(49,895)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(19,413,413)	(15,167,484)	(4,412,123)	(648,410)

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,986,058	(61,670,928)	16,673,888	8,489,644

NET ASSETS
Beginning of period	144,575,540	206,246,468	59,929,862	51,440,218

End of period	$159,561,598	$144,575,540	$76,603,750	$59,929,862

Beginning units	38,502,961	42,351,187	14,393,173	14,516,741

Units issued	88,554	3,576,835	552,323	2,471,630
Units redeemed	(5,013,879)	(7,425,061)	(1,551,125)	(2,595,198)

Ending units	33,577,636	38,502,961	13,394,371	14,393,173

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

		Government				Small Capitalization
Global		Income		Jennison		Stock
Portfolio		Portfolio		Portfolio		Portfolio

2003	2002	2003	2002	2003	2002	2003	2002

$(575,263)	$(101,027)	$1,991,809	$4,539,888	$(1,279,879)	$(1,686,292)	$(474,281)	$(212,225)
0	0	2,752,785	350,462	0	0	433,084	938,886
(7,831,506)	(14,167,560)	(635,549)	(50,541)	(20,849,138)	(41,081,460)	(1,655,513)	(1,591,757)
28,331,545	(10,704,058)	(3,228,223)	1,621,155	56,492,144	(23,106,133)	22,924,055	(11,652,457)

19,924,776	(24,972,645)	880,822	6,460,964	34,363,127	(65,873,885)	21,227,345	(12,517,553)

1,820,632	3,052,854	2,249,425	1,601,848	4,898,580	8,449,126	2,025,695	3,162,112
0	0	0	0	0	0	0	0
(7,948,424)	(10,938,790)	(10,247,810)	(8,953,272)	(16,436,336)	(24,353,987)	(7,836,977)	(8,513,713)

(919,860)	2,404,501	2,818,125	21,907,128	(3,616,548)	1,040,227	1,593,595	6,290,893
(67,918)	(82,387)	(43,304)	(37,531)	(173,354)	(220,298)	(65,160)	(76,300)

(7,115,570)	(5,563,822)	(5,223,564)	14,518,173	(15,327,658)	(15,084,932)	(4,282,847)	862,992

12,809,206	(30,536,467)	(4,342,742)	20,979,137	19,035,469	(80,958,817)	16,944,498	(11,654,561)

66,466,697	97,003,164	74,147,438	53,168,301	131,175,278	212,134,095	62,327,992	73,982,553

$79,275,903	$66,466,697	$69,804,696	$74,147,438	$150,210,747	$131,175,278	$79,272,490	$62,327,992

39,078,977	42,184,092	28,868,105	22,918,359	83,337,216	91,955,549	33,523,912	33,453,260

582,070	4,273,230	3,738,649	10,116,796	1,130,811	9,762,980	1,209,981	5,774,858
(4,475,946)	(7,378,345)	(5,764,163)	(4,167,050)	(10,321,736)	(18,381,313)	(3,526,954)	(5,704,206)

35,185,101	39,078,977	26,842,591	28,868,105	74,146,291	83,337,216	31,206,939	33,523,912

The accompanying notes are an integral part of these financial statements.

A6

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
DECEMBER 31, 2003

Note 1: General

The Prudential Qualified Individual Variable Contract Account (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), was established on October 12, 1982 by a resolution of Prudential’s Board of Directors, in conformity with insurance laws of the State of New Jersey.The assets of the Account are segregated from Prudential’s other assets. Proceeds from purchases of the Qualified Variable Investment Plan Contract (“QVIP”) are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the QVIP variable annuity contract. The contract offers the option to invest in thirteen subaccounts, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”). Options available to the QVIP contract are: Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Jennison Portfolio and Small Capitalization Stock Portfolio.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments—The investments in shares of the Series Fund are stated at the net asset values of the respective portfolios, which value their investment securities at fair value.

Security Transactions—Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the distribution date.

Contracts in Payout (Annuitization) Period—Contracts in payout (annuitization) period is the reserve for currently payable contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants’ subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 7.00% to 8.75%, depending on the contract’s year of issue.

Receivable from The Prudential Insurance Company of America—The receivable represents amounts due from Prudential to fund annuitant reserves. The receivable does not have an effect on the contract owner’s account or the related unit value.

Note 3: Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A7

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund for the year ended December 31, 2003 were as follows:

	Purchases	Sales

Money Market Portfolio	$6,483,942	$(30,931,085)
Diversified Bond Portfolio	$4,013,212	$(13,658,193)
Equity Portfolio	$124,315	$(57,519,914)
Flexible Managed Portfolio	$21,527	$(66,881,197)
Conservative Balanced Portfolio	$108,797	$(69,883,830)
High Yield Bond Portfolio	$2,717,169	$(3,936,268)
Stock Index Portfolio	$1,314,764	$(30,411,669)
Value Portfolio	$269,113	$(21,401,365)
Natural Resources Portfolio	$2,230,221	$(7,395,008)
Global Portfolio	$987,489	$(8,939,130)
Government Income Portfolio	$9,255,608	$(15,402,092)
Jennison Portfolio	$1,694,563	$(18,645,901)
Small Capitalization Stock Portfolio	$2,376,614	$(7,450,999)

Note 5: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund in which the Account invests and may receive fees for the services performed.These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6: Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2003, 2002, and 2001.

	At year ended			For year ended

	Units		Net Assets	Investment	Expense	Total
	(000s)	Unit Value	(000s)	Income Ratio*	Ratio**	Return***

	Money Market Portfolio

December 31, 2003	26,439	$2.43947	$64,500	0.84%	1.20%	-0.36%
December 31, 2002	36,058	$2.44835	$88,285	1.51%	1.20%	0.32%
December 31, 2001	35,419	$2.44047	$86,443	3.97%	1.20%	2.87%

	Diversified Bond Portfolio

December 31, 2003	21,323	$4.29129	$91,505	4.02%	1.20%	6.21%
December 31, 2002	23,323	$4.04040	$94,233	11.56%	1.20%	5.80%
December 31, 2001	23,418	$3.81903	$89,433	6.16%	1.20%	5.71%

A8

Note 6: Financial Highlights (Continued)

	At year ended			For year ended

	Units		Net Assets	Investment	Expense	Total
	(000s)	Unit Value	(000s)	Income Ratio*	Ratio**	Return***

	Equity Portfolio

December 31, 2003	59,516	$7.51278	$447,134	0.96%	1.20%	30.09%
December 31, 2002	68,064	$5.77504	$393,073	0.86%	1.20%	-23.26%
December 31, 2001	74,402	$7.52583	$559,938	0.82%	1.20%	-12.23%

	Flexible Managed Portfolio

December 31, 2003	91,206	$5.04060	$459,734	2.08%	1.20%	22.30%
December 31, 2002	105,391	$4.12167	$434,389	3.10%	1.20%	-13.77%
December 31, 2001	114,712	$4.78013	$548,345	3.69%	1.20%	-6.79%

	Conservative Balanced Portfolio

December 31, 2003	94,540	$4.49158	$424,693	2.76%	1.20%	17.36%
December 31, 2002	110,717	$3.82717	$423,790	0.00%	1.20%	-10.06%
December 31, 2001	124,680	$4.25506	$530,598	3.35%	1.20%	-3.17%

	High Yield Bond Portfolio

December 31, 2003	13,901	$2.55392	$35,503	8.39%	1.20%	23.55%
December 31, 2002	14,248	$2.06709	$29,453	17.71%	1.20%	0.29%
December 31, 2001	15,343	$2.06111	$31,623	11.49%	1.20%	-1.61%

	Stock Index Portfolio

December 31, 2003	58,511	$4.38885	$256,795	1.39%	1.20%	26.67%
December 31, 2002	65,747	$3.46486	$227,803	1.21%	1.20%	-23.12%
December 31, 2001	72,257	$4.50662	$325,637	0.98%	1.20%	-13.09%

	Value Portfolio

December 31, 2003	33,578	$4.75202	$159,562	1.53%	1.20%	26.55%
December 31, 2002	38,503	$3.75492	$144,576	1.35%	1.20%	-22.90%
December 31, 2001	42,351	$4.86991	$206,246	1.57%	1.20%	-3.23%

	Natural Resources Portfolio

December 31, 2003	13,394	$5.71910	$76,604	4.11%	1.20%	37.35%
December 31, 2002	14,393	$4.16377	$59,930	0.57%	1.20%	17.50%
December 31, 2001	14,517	$3.54351	$51,440	2.53%	1.20%	-11.14%

	Global Portfolio

December 31, 2003	35,185	$2.25311	$79,276	0.37%	1.20%	32.47%
December 31, 2002	39,079	$1.70083	$66,467	1.07%	1.20%	-26.04%
December 31, 2001	42,184	$2.29952	$97,003	0.34%	1.20%	-18.59%

	Government Income Portfolio

December 31, 2003	26,843	$2.60052	$69,805	3.77%	1.20%	1.25%
December 31, 2002	28,868	$2.56849	$74,147	8.31%	1.20%	10.72%
December 31, 2001	22,918	$2.31990	$53,168	5.86%	1.20%	6.79%

	Jennison Portfolio

December 31, 2003	74,146	$2.02587	$150,211	0.25%	1.20%	28.71%
December 31, 2002	83,337	$1.57403	$131,175	0.20%	1.20%	-31.77%
December 31, 2001	91,956	$2.30692	$212,134	0.17%	1.20%	-19.22%

	Small Capitalization Stock Portfolio

December 31, 2003	31,207	$2.54022	$79,272	0.48%	1.20%	36.63%
December 31, 2002	33,524	$1.85921	$62,328	0.90%	1.20%	-15.93%
December 31, 2001	33,453	$2.21152	$73,983	0.51%	1.20%	4.31%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

A9

Note 6: Financial Highlights (Continued)

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of 0.8% and 0.4%, respectively (for a total of 1.2% per year) are applied daily against the net assets held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Withdrawal Charges

A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Prudential for paying all of the expenses of selling and distributing the contracts including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. The range of withdrawal charges is 0% - 8%. The charge is assessed through the redemption of units.

C. Annual Maintenance Charge

An annual maintenence charge of $30 will be deducted if and only if the contract fund is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a contract owner’s account.The charge is assessed through the redemption of units.

A10

REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of
The Prudential Qualified Individual Variable Contract Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Qualified Individual Variable Contract Account at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2003 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 31, 2004

A11

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position December 31, 2003 and 2002 (in millions)

	2003	2002
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2003—$91,015; 2002—$89,693)	$98,225	$96,066
Trading account assets, at fair value	787	896
Equity securities, available for sale, at fair value (cost: 2003—$1,816; 2002—$1,736)	2,378	1,740
Commercial loans	15,659	15,420
Policy loans	7,207	8,094
Other long-term investments	3,216	3,451
Short-term investments	6,290	4,736

Total investments	133,762	130,403

Cash and cash equivalents	5,432	5,793
Accrued investment income	1,499	1,481
Deferred policy acquisition costs	4,933	4,741
Other assets	5,997	6,168
Due from parent and affiliates	5,096	4,523
Separate account assets	80,214	70,057

TOTAL ASSETS	$236,933	$223,166

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$67,573	$66,493
Policyholders’ account balances	38,886	36,682
Unpaid claims and claim adjustment expenses	1,620	1,560
Policyholders’ dividends	3,769	2,918
Securities sold under agreements to repurchase	8,074	8,975
Cash collateral for loaned securities	5,358	6,090
Income taxes payable	2,474	2,037
Short-term debt	3,578	1,933
Long-term debt	1,656	2,091
Other liabilities	5,081	7,455
Due to parent and affiliates	704	250
Separate account liabilities	80,214	70,057

Total liabilities	218,987	206,541

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2003 and 2002)	2	2
Additional paid-in capital	14,576	14,583
Deferred compensation	(16)	—
Accumulated other comprehensive income	2,265	2,097
Retained earnings (deficit)	1,119	(57)

Total stockholder’s equity	17,946	16,625

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$236,933	$223,166

See Notes to Consolidated Financial Statements B-1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations Years Ended December 31, 2003, 2002 and 2001 (in millions)

	2003	2002	2001
REVENUES
Premiums	$7,170	$7,243	$12,253
Policy charges and fee income	1,533	1,577	2,027
Net investment income	7,521	7,624	9,152
Realized investment gains (losses), net	480	(1,166)	(675)
Commissions and other income	634	625	4,405

Total revenues	17,338	15,903	27,162

BENEFITS AND EXPENSES
Policyholders’ benefits	8,794	8,809	12,752
Interest credited to policyholders’ account balances	1,717	1,749	1,804
Dividends to policyholders	2,474	2,525	2,722
General and administrative expenses	2,757	2,818	9,488
Demutualization costs and expenses	—	—	588

Total benefits and expenses	15,742	15,901	27,354

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,596	2	(192)

Income taxes:
Current	396	253	(914)
Deferred	31	(243)	863

Total income tax expense (benefit)	427	10	(51)

INCOME (LOSS) FROM CONTINUING OPERATIONS	1,169	(8)	(141)

DISCONTINUED OPERATIONS
Income (loss) from discontinued operations, net of taxes	7	8	(6)

NET INCOME (LOSS)	$1,176	$—	$(147)

See Notes to Consolidated Financial Statements B-2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity Years Ended December 31, 2003, 2002 and 2001 (in millions)

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Deferred Compensation	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)	Pension Liability Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2000	$—	$—	$20,374	$—	$(107)	$359	$(18)	$234	$20,608
Demutualization reclassification
of retained earnings	—	13,666	(13,666)	—	—	—	—	—	—
Destacking dividend to parent	—	—	(5,384)	—	220	(103)	16	133	(5,251)
Policy credits issued and cash
payments to be made to eligible
policyholders	—	—	(1,129)	—	—	—	—	—	(1,129)
Capital contribution from parent	—	1,050	—	—	—	—	—	—	1,050
Comprehensive income:
Net loss before date of
demutualization	—	—	(195)	—	—	—	—	—	(195)
Net income after date of
demutualization	—	—	48	—	—	—	—	—	48
Other comprehensive income,
net of tax:
Change in foreign currency
translation adjustments	—	—	—	—	(142)	—	—	(142)	(142)
Change in net unrealized
investment gains	—	—	—	—	—	903	—	903	903
Additional pension liability
adjustment	—	—	—	—	—	—	(29)	(29)	(29)

Other comprehensive income									732

Total comprehensive income									585

Balance, December 31, 2001	—	14,716	48	—	(29)	1,159	(31)	1,099	15,863
Adjustment to destacking dividend	—	(20)	—	—	—	—	—	—	(20)
Dividend to parent	—	(123)	(105)	—	—	—	—	—	(228)
Adjustments to policy credits
issued and cash payments to
eligible policyholders	—	10	—	—	—	—	—	—	10
Capital contribution from parent	2	—	—	—	—	—	—	—	2
Comprehensive income:
Net income	—	—	—	—	—	—	—	—	—
Other comprehensive income,
net of tax:
Change in foreign currency
translation adjustments	—	—	—	—	36	—	—	36	36
Change in net unrealized
investment gains	—	—	—	—	—	964	—	964	964
Additional pension liability
adjustment	—	—	—	—	—	—	(2)	(2)	(2)

Other comprehensive income									998

Total comprehensive income									998

Balance, December 31, 2002	2	14,583	(57)	—	7	2,123	(33)	2,097	16,625
Adjustments to policy credits
issued and cash payments to
eligible policyholders	—	4	—	—	—	—	—	—	4
Capital contribution from parent	—	19	—	—	—	—	—	—	19
Purchase of fixed maturities from an
affiliate	—	(29)	—	—	—	29	—	29	—
Long-term stock-based
compensation program	—	(1)	—	(16)	—	—	—	—	(17)
Comprehensive income:
Net income	—	—	1,176	—	—	—	—	—	1,176
Other comprehensive income,
net of tax:
Change in foreign currency
translation adjustments	—	—	—	—	45	—	—	45	45
Change in net unrealized
investment gains	—	—	—	—	—	130	—	130	130
Additional pension liability
adjustment	—	—	—	—	—	—	(36)	(36)	(36)

Other comprehensive income									139

Total comprehensive income									1,315

Balance, December 31, 2003	$2	$14,576	$1,119	$(16)	$52	$2,282	$(69)	$2,265	$17,946

See Notes to Consolidated Financial Statements B-3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows Years Ended December 31, 2003, 2002 and 2001 (in millions)

	2003	2002	2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$1,176	$—	$(147)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(480)	1,166	675
Policy charges and fee income	(399)	(396)	(482)
Interest credited to policyholders’ account balances	1,717	1,749	1,804
Depreciation and amortization, including premiums and discounts	153	131	433
Change in:
Deferred policy acquisition costs	(86)	186	(259)
Future policy benefits and other insurance liabilities	661	1,272	933
Trading account assets	109	(14)	2,268
Income taxes payable	423	181	(1,308)
Broker-dealer related receivables/payables	—	—	4,538
Securities purchased under agreements to resell	—	98	974
Cash collateral for borrowed securities	—	—	(1,407)
Cash collateral for loaned securities	(732)	1,282	(1,571)
Securities sold but not yet purchased	—	(96)	(2,168)
Securities sold under agreements to repurchase	(901)	2,845	(2,625)
Due to/from parent and affiliates	198	(295)	(74)
Other, net	(2,235)	309	3,707

Cash flows from (used in) operating activities	(396)	8,418	5,291

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	40,612	51,022	98,150
Fixed maturities, held to maturity	—	—	139
Equity securities, available for sale	496	1,228	5,503
Commercial loans	1,945	1,692	5,459
Other long-term investments	811	677	798
Payments for the purchase of:
Fixed maturities, available for sale	(41,079)	(58,141)	(97,511)
Fixed maturities, held to maturity	—	—	(56)
Equity securities, available for sale	(588)	(2,012)	(2,557)
Commercial loans	(1,973)	(2,122)	(1,558)
Other long-term investments	(251)	(692)	(1,328)
Cash acquired from the acquisition of subsidiary	—	—	5,912
Short-term investments	(1,557)	(676)	179
Due to/from parent and affiliates	(516)	1,344	(5,248)

Cash flows from (used in) investing activities	(2,100)	(7,680)	7,882

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	8,563	7,868	6,771
Policyholders’ account withdrawals	(7,692)	(6,068)	(9,014)
Net increase (decrease) in short-term debt	1,570	(2,136)	(6,098)
Proceeds from the issuance of long-term debt	—	—	1,464
Repayments of long-term debt	(301)	(470)	(720)
Cash payments to eligible policyholders	(5)	(500)	—
Capital contribution from parent	—	2	1,050
Dividend to parent	—	(228)	—
Cash destacked	—	—	(7,715)

Cash flows from (used in) financing activities	2,135	(1,532)	(14,262)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(361)	(794)	(1,089)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,793	6,587	7,676

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,432	$5,793	$6,587

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$3	$33	$466

Interest paid	$186	$248	$638

NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable to eligible policyholders	$—	$—	$1,469

See Notes to Consolidated Financial Statements B-4

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received shares of Common Stock of Prudential Financial, the rights to receive cash and increases to their policy values in the form of policy credits. The demutualization was accounted for as a reorganization. Accordingly, the Company’s retained earnings on the date of demutualization, after the distribution of the above consideration, was reclassified to “Additional paid-in capital.”

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company’s results of operations was not material.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries and those partnerships and joint ventures in which the Company has a majority financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as “available for sale” are carried at estimated fair value. Estimated fair value for fixed maturities, other than private placement securities, are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement fixed maturities are determined primarily by using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management. The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be an other than temporary impairment. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities “available for sale,” net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, “Accumulated other comprehensive income (loss).”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading account assets and securities sold but not yet purchased consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer or its use of derivatives for asset and liability management activities. These instruments are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in “Commissions and other income.”

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to estimated fair value when a decline in value is considered to be an other than temporary impairment. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities purchased under agreements to resell and securities sold under agreements to repurchase that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. The Company’s policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased or resold are the same, or substantially the same, as the assets transferred or received. The market value of securities to be repurchased is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure. Income and expenses related to these transactions executed within our general account, insurance subsidiaries, and broker-dealer used to generate income is reported as net investment income; however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed with our derivative dealer operations are reported in “Commissions and other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company’s securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expense associated with securities borrowing activities are included in “Net investment income.” Income and expense associated with securities lending activities used to generate income are generally included in “Net investment income,” however, for securities lending activity used for funding purposes, the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control as well as investments in the Company’s own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.”

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration of the decline (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in “Realized investment gains (losses), net.” Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in “Realized investment gains (losses), net.”

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate of assumed future investment yield used in estimating expected gross margins was 7.33% at December 31, 2003 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group annuity defined contribution contracts and funding agreement notes issuance program, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Commissions and other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, reinsurance recoverables, goodwill, receivables resulting from sales of securities that had not yet settled at the balance sheet date, and certain restricted assets. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, payables resulting from purchases of securities that had not yet settled at the balance sheet date, trade payables and demutualization consideration not yet paid to policyholders.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when received. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized, based on the present value of future benefits and expenses.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as “Policyholders’ benefits” for the period in which death occurs.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” or as a reduction of “Interest credited to policyholders’ account balances,” and consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company’s securities and investment management businesses are also included in “Commissions and other income.” The Company’s principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

Derivative Financial Instruments

The Company adopted SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company. In 2003, the Company adopted SFAS No. 149, “Amendment of Statement 133, Accounting for Derivative Instruments and Hedging Activities.” The adoption of this statement did not have a material impact on the results of operations of the Company, other than as discussed below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Upon its adoption of SFAS No. 133, the Company reclassified “held to maturity” securities with a fair market value of approximately $12,085 million to “available for sale” as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of “Accumulated other comprehensive income (loss)” at the time of the transfer in 2001.

Upon its adoption of SFAS No. 149, the Company recharacterized certain contracts to acquire “to be announced” securities from “Fixed maturities — available for sale” to derivatives within “Other long-term investments.” The impact of adoption of this standard included a reduction of approximately $3.2 billion of available for sale securities, as of December 31, 2003, with the related offsets recorded in “Other assets” and “Other liabilities.” In addition, an asset related to these contracts of approximately $12 million was reported in “Other long-term investments,” as of December 31, 2003, with a related gain reported in “Realized investment gains (losses), net” for the year ended December 31, 2003.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the values of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates. They are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded in the Consolidated Statements of Financial Position either as assets, within “Trading account assets” or “Other long-term investments,” or as liabilities, within “Other liabilities.” Realized and unrealized changes in fair value of derivatives used in a dealer capacity are included in “Commissions and other income” in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

As discussed in detail below and in Note 17, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in “Realized investment gains (losses), net.”

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in “Accumulated other comprehensive income (loss).” When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of both the hedged item and the derivative are reported on a net basis in “Realized investment gains (losses), net.” Periodic settlements associated with such derivatives are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

When it is determined that the derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows over the original term of the hedge contract.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses) net.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. In addition to taxes on operations, the Internal Revenue Code imposes an “equity tax” on mutual life insurance companies. Subsequent to the demutualization, the Company is no longer subject to the equity tax. Subsidiaries operating outside the United States are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for communications with policyholders and other administrative costs. Demutualization costs and expenses for the year ended December 31, 2001 also include $340 million of demutualization consideration paid to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996.

New Accounting Pronouncements

In December 2003, the Financial Accounting Standards Board (“FASB”) revised Interpretation (“FIN”) No. 46, “Consolidation of Variable Interest Entities”, which was originally issued in January 2003. FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. The Company adopted FIN No. 46 for relationships with VIEs that began on or after February 1, 2003, and on December 31, 2003, adopted the revised guidance for all relationships with VIEs that are special purpose entities (“SPEs”). The Company will implement the revised guidance to relationships with potential VIEs that are not SPEs as of March 31, 2004. The transition to the revised guidance for SPEs as of December 31, 2003, had no material effect on the Company’s consolidated financial position, results of operations or cash flows. The Company does not believe the transition to the revised guidance on March 31, 2004, will have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-01, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC has developed the SOP to address the evolution of product designs since the issuance of Statement of Financial Accounting Standards (“SFAS”) No. 60, “Accounting and Reporting by Insurance Enterprises,” and SFAS No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments” and the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of the SOP are as follows: (1) reporting and measuring assets and liabilities of separate account products as general account assets and liabilities when specified criteria are not met; (2) reporting and measuring seed money in separate accounts as general account assets based on the insurer’s proportionate beneficial interest in the separate account’s underlying assets; (3) capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs, but immediately expensing those sales inducements accrued or credited if such criteria are not met; (4) recognizing contractholder liabilities for: (a) modified guaranteed (market value adjusted) annuities at accreted balances that do not include the then current market value surrender adjustment, (b) two-tier annuities at the lower (non-annuitization) tier account value, (c) persistency bonuses at amounts that are not reduced for expected forfeitures, (d) group pension participating and similar general account “pass through” contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that determines the investment return pass through; (5) establishing an additional liability for guaranteed minimum death and similar mortality and morbidity benefits only for contracts determined to have mortality and morbidity risk that is other than nominal and when the risk charges made for a period are not proportionate to the risk borne during that period; and (6) for contracts containing an annuitization benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133 establishing an additional liability for the contract feature if the present value of expected annuitization payments at the expected annuitization date exceeds the expected account balance at the expected annuitization date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company will adopt the SOP effective January 1, 2004. The effect of initially adopting this SOP will be reported as a cumulative effect of a change in accounting principle in the 2004 results of operations, which the Company expects to be a charge of approximately $52 million, net of taxes. This charge is caused primarily by the impact of converting a large group annuity contract from separate account accounting treatment to general account accounting treatment and an increase in reserves for guaranteed minimum death benefits. In addition, the FASB is currently considering the accounting for certain unearned revenue liabilities under the SOP, which could result in a decrease in the cumulative effect of change in accounting principle to be recorded.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

In June 2001, the FASB issued SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002. The Company ceased the amortization of goodwill as of that date and determined that the implementation of the standard’s transition provisions did not result in an impairment loss as of the adoption date. Net loss would have been approximately $126 million for the year ended December 31, 2001, had the provisions of the new standard been applied as of January 1, 2001. Goodwill amortization amounted to $21 million for the year ended December 31, 2001. The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2003 and 2002 annual impairment tests, the Company determined that no impairments were needed. Goodwill, which is included in “Other assets,” amounted to $99 million and $105 million at December 31, 2003 and 2002, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In August 2001, the FASB issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company’s financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. Consequently, certain activities included in discontinued operations in the accompanying financial statements would not have been recorded as discontinued operations prior to the adoption of SFAS No. 144. See Note 3 for additional information pertaining to discontinued operations. The Company adopted SFAS No. 144 effective January 1, 2002.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2003	2002	2001
	(in millions)
Web-based workplace distribution of voluntary benefits (a)	$—	$(58)	$(20)
Healthcare operations (b)	11	71	25
Other	—	—	(9)

Income (loss) from discontinued operations before income taxes	11	13	(4)
Income tax expense	4	5	2

Income (loss) from discontinued operations, net of taxes	$7	$8	$(6)

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $24 million and $56 million, respectively, at December 31, 2003, and $53 million and $52 million, respectively, at December 31, 2002.

(a)	In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company’s investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

(b)	The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2003, 2002 and 2001. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters. Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna. Consequently, the following amounts pertaining to the coinsurance agreement had no effect on the Company’s results of operations. Ceded premiums and benefits were $(2) million and $(7) million, respectively for the year ended December 31, 2003. Ceded premiums and benefits for the year ended December 31, 2002 were $27 million and $17 million, respectively, and for the year ended December 31, 2001 were $966 million and $827 million, respectively. Reinsurance recoverable under this agreement, included in “Other assets,” was $14 million at December 31, 2003 and $45 million at December 31, 2002.

B-14

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITIONS

Acquisition of CIGNA Corporation’s Retirement Business

On November 17, 2003, Prudential Financial announced that it had entered into a definitive Stock Purchase and Asset Transfer Agreement with CIGNA Corporation (“CIGNA”) and certain of its affiliates, pursuant to which Prudential Financial will acquire CIGNA’s retirement business. As part of Prudential Financial’s acquisition of CIGNA’s retirement business, the Company intends to acquire the domestic insurance subsidiaries of CIGNA’s retirement business. The total consideration payable in the transaction is a cash purchase price of $2.1 billion, of which the majority is expected to be paid by the Company. These consideration amounts are subject to adjustment. The transaction is subject to various closing conditions, including, among others, state insurance and other regulatory approvals and is expected to close in the first half of 2004.

Acquisition of Kyoei Life Insurance Company, Ltd.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. (“Kyoei”), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. (“Gibraltar Life”) by the Company concurrent with the acquisition. Gibraltar Life primarily offers individual life insurance in Japan, and its distribution is primarily through an agency force and affinity groups.

Prior to its acquisition, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its former shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed ¥50 billion ($395 million based on currency exchange rates at that time) in cash to Gibraltar Life’s capital and on April 20, 2001 received 100% of Gibraltar Life’s newly issued common stock. The Company also provided ¥98 billion ($775 million based on currency exchange rates at that time) to Gibraltar Life in the form of a subordinated loan.

For purposes of inclusion in the Company’s Consolidated Financial Statements, Gibraltar Life has adopted a November 30 fiscal year end. Therefore, the Company’s Consolidated Statements of Operations for the year ended December 31, 2001, include Gibraltar Life’s results of operations for the period April 2, 2001 through November 30, 2001 and include income from continuing operations before income taxes for Gibraltar Life of $238 million. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

5.	INVESTMENTS

Fixed Maturities and Equity Securities The following tables provide information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

	2003
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,911	$438	$30	$7,319
Obligations of U.S. states and their political subdivisions	1,649	178	7	1,820
Foreign government bonds	2,707	472	4	3,175
Corporate securities	76,395	6,242	185	82,452
Mortgage-backed securities	3,353	113	7	3,459

Total fixed maturities available for sale	$91,015	$7,443	$233	$98,225

Equity securities available for sale	$1,816	$614	$52	$2,378

	2002
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$8,133	$658	$7	$8,784
Obligations of U.S. states and their political subdivisions	864	126	—	990
Foreign government bonds	1,850	346	2	2,194
Corporate securities	71,743	5,523	527	76,739
Mortgage-backed securities	7,103	259	3	7,359

Total fixed maturities available for sale	$89,693	$6,912	$539	$96,066

Equity securities available for sale	$1,736	$145	$141	$1,740

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2003, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$5,374	$5,451
Due after one year through five years	27,233	28,808
Due after five years through ten years	26,170	28,507
Due after ten years	28,885	32,000
Mortgage-backed securities	3,353	3,459

Total	$91,015	$98,225

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. B-16

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
The following table depicts the source of fixed maturity proceeds and related gross gains/(losses) on trades and prepayments and losses on impairments of both fixed maturities and equity securities:

	2003	2002	2001
	(in millions)
Fixed maturities - available for sale:
Proceeds from sales	$29,701	$39,417	$84,629
Proceeds from maturities/repayments	10,911	11,605	13,521
Gross investment gains from sales and prepayments	881	1,158	1,270
Gross investment losses from sales	(286)	(1,213)	(1,136)

Fixed maturities - held to maturity:
Proceeds from maturities/repayments	$—	$—	$139
Gross investment gains from prepayment	—	—	—

Fixed maturity and equity security impairments:
Write-downs for impairments of fixed maturities	$(327)	$(664)	$(777)
Write-downs for impairments of equity securities	(68)	(194)	(238)

Due to the adoption of SFAS No. 133, on January 1, 2001, the aggregate amortized cost of “held to maturity” securities transferred to the “available for sale” portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in “Accumulated other comprehensive income (loss)” at the time of the transfer in 2001.

Commercial Loans

The Company’s commercial loans are as follows at December 31,

	2003		2002
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$3,353	21.2%	$3,332	21.4%
Retail stores	1,739	11.0%	1,993	12.8%
Residential properties	52	0.3%	98	0.6%
Apartment complexes	4,640	29.4%	4,410	28.3%
Industrial buildings	3,379	21.4%	3,098	19.9%
Agricultural properties	1,864	11.8%	1,863	11.9%
Other	764	4.9%	798	5.1%

Subtotal of collateralized loans	15,791	100.0%	15,592	100.0%

Valuation allowance	(132)		(172)

Total collateralized loans	$15,659		$15,420

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (26.9%) and New York (10.3%) at December 31, 2003.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is summarized as follows:

	2003	2002	2001
	(in millions)
Allowance for losses, beginning of year	$172	$202	$225
Allowance on loans acquired from Gibraltar Life	—	—	739
Release of allowance for losses	(35)	(1)	(24)
Charge-offs, net of recoveries	(5)	(29)	(412)
Change in foreign exchange	—	—	7
Destacking	—	—	(333)

Allowance for losses, end of year	$132	$172	$202

B-17

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2003	2002
	(in millions)
Non-performing commercial loans with allowance for losses	$43	$87
Non-performing commercial loans with no allowance for losses .	121	163
Allowance for losses, end of year	(7)	(9)

Net carrying value of non-performing commercial loans	$157	$241

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $202 million, $316 million and $407 million for 2003, 2002 and 2001, respectively. Net investment income recognized on these loans totaled $12 million, $23 million and $32 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows:

	2003	2002
	(in millions)
Joint venture and limited partnerships:
Real estate related	$364	$681
Non real estate related	954	913

Total joint venture and limited partnerships	1,318	1,594

Real estate held through direct ownership	119	126
Separate accounts	1,273	1,051
Other	506	680

Total other long-term investments	$3,216	$3,451

Equity Method Investments

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

	At December 31,
	2003	2002
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$1,320	$2,179
Investments in securities	4,257	2,460
Cash and cash equivalents	86	132
Other assets	2,494	76

Total assets	$8,157	$4,847

Borrowed funds-third party	$934	$645
Borrowed funds-Prudential Financial	—	—
Other liabilities	3,767	561

Total liabilities	4,701	1,206
Partners’ capital	3,456	3,641

Total liabilities and partners’ capital	$8,157	$4,847

Equity in partners’ capital included above	$808	$1,074
Equity in limited partnership interests not included above	510	520

Carrying value	$1,318	$1,594

B-18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Years ended December 31,
	2003	2002	2001
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$233	$140	$245
Income from securities investments	337	126	142
Interest expense-third party	(63)	(63)	(31)
Other expenses	(215)	(159)	(251)

Net earnings	$292	$44	$105

Equity in net earnings included above	$65	$5	$37
Equity in net earnings of limited partnership interests not included above	41	12	47

Total equity in net earnings	$106	$17	$84

Net Investment Income Net investment income for the years ended December 31, was from the following sources:

	2003	2002	2001
	(in millions)
Fixed maturities available for sale	$5,736	$5,849	$6,824
Fixed maturities held to maturity	—	—	12
Trading account assets	1	—	294
Equity securities available for sale	42	57	45
Commercial loans	1,215	1,244	1,432
Policy loans	470	510	522
Broker-dealer related receivables	—	—	513
Short-term investments and cash equivalents	145	267	462
Other investment income	329	170	436

Gross investment income	7,938	8,097	10,540
Less investment expenses	(417)	(473)	(1,388)

Net investment income	$7,521	$7,624	$9,152

Based on the carrying value, assets categorized as “non-income producing” at December 31, 2003 included in fixed maturities and commercial loans totaled $72 million and $26 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2003	2002	2001
	(in millions)
Fixed maturities	$268	$(719)	$(639)
Equity securities available for sale	(2)	(155)	(245)
Commercial loans	58	10	1
Investment real estate	(3)	—	40
Joint ventures and limited partnerships	88	11	—
Derivatives	7	(292)	154
Other	64	(21)	14

Realized investment gains (losses), net	$480	$(1,166)	$(675)

B-19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2000	$731	$(50)	$(104)	$—	$(218)	$359
Net investment gains (losses) on investments arising
during the period	815	—	—	—	(301)	514
Reclassification adjustment for (gains) losses included in
net income	865	—	—	—	(320)	545
Impact of net unrealized investment (gains) losses on
deferred policy acquisition costs	—	(270)	—	—	97	(173)
Impact of net unrealized investment (gains) losses on
future policy benefits	—	—	27	—	(10)	17
Destacking dividend to parent	(156)	3	—	—	50	(103)

Balance, December 31, 2001	2,255	(317)	(77)	—	(702)	1,159
Net investment gains (losses) on investments arising
during the period	3,231	—	—	—	(1,162)	2,069
Reclassification adjustment for (gains) losses included in
net income	844	—	—	—	(303)	541
Impact of net unrealized investment (gains) losses on
deferred policy acquisition costs	—	(195)	—	—	70	(125)
Impact of net unrealized investment (gains) losses on
future policy benefits	—	—	(772)	—	278	(494)
Impact of net unrealized investment (gains) losses on
policyholders’ dividends	—	—	—	(1,606)	579	(1,027)

Balance, December 31, 2002	6,330	(512)	(849)	(1,606)	(1,240)	2,123
Net investment gains (losses) on investments arising
during the period	1,625	—	—	—	(542)	1,083
Reclassification adjustment for (gains) losses included in
net income	(289)	—	—	—	96	(193)
Impact of net unrealized investment (gains) losses on
deferred policy acquisition costs	—	106	—	—	(38)	68
Impact of net unrealized investment (gains) losses on
future policy benefits	—	—	(456)	—	164	(292)
Impact of net unrealized investment (gains) losses on
policyholders’ dividends	—	—	—	(837)	301	(536)
Purchase of fixed maturities from an affiliate	45	—	—	—	(16)	29

Balance, December 31, 2003	$7,711	$(406)	$(1,305)	$(2,443)	$(1,275)	$2,282

The table below presents unrealized gains (losses) on investments by asset class at December 31,

	2003	2002	2001
	(in millions)
Fixed maturities	$7,210	$6,373	$2,282
Equity securities	562	4	77
Other investments	(61)	(47)	(104)

Unrealized gains on investments	$7,711	$6,330	$2,255

B-20

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	$1,581	$33	$—	$—	$1,581	$33
Obligations of U.S. states and their political subdivisions	134	7	2	—	136	7
Foreign government bonds	180	3	35	1	215	4
Corporate securities	6,731	145	1,040	37	7,771	182
Mortgage-backed securities	823	7	—	—	823	7

Total	$9,449	$195	$1,077	$38	$10,526	$233

As of December 31, 2003, gross unrealized losses on fixed maturities totaled $233 million comprising 672 issuers. Of this amount, there was $195 million in less than twelve months category comprising 596 issuers and $38 million in the greater than twelve months category comprising 76 issuers. The $233 million of gross unrealized losses is mainly comprised of investment grade securities. Approximately $36 million of the total gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for a period of twelve months or more, and substantially all of which were less than six months old. The $38 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing sector, utility sector and in asset backed securities. Additionally, there were no individual issuers with gross unrealized losses greater than $10 million. Based on a review of the above information in conjunction with other factors as outlined in the policy surrounding other than temporary impairments (see Note 2), the Company has concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2003:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities available for sale	$158	$32	$96	$19	$254	$51

As of December 31, 2003, gross unrealized losses on equity securities totaled $51 million comprising 1,292 issuers. Of this amount, there were $32 million in less than twelve months category comprising 869 issuers and $19 million in the greater than twelve months category comprising 423 issuers. Approximately $4 million of the total gross unrealized losses represented declines of greater than 20%, none of which had been in that position for a period of six months or more. There were no individual issuers comprising more than $5 million of the $19 million of gross unrealized losses in the greater than twelve months category. Based on a review of the above information in conjunction with other factors outlined in the policy surrounding other than temporary impairments (see Note 2), the Company has concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2003	2002
	(in millions)
Fixed maturities available for sale	$13,404	$15,071
Trading account assets	456	68
Separate account assets	3,196	2,496

Total securities pledged	$17,056	$17,635

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $422 million and $280 million at December 31, 2003 and 2002, respectively, of which $272 million in 2003 and $80 million in 2002 had either been sold or repledged.

Assets of $265 million and $223 million at December 31, 2003 and 2002, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $601 million and $789 million at December 31, 2003 and 2002, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $71 million and $119 million at December 31, 2003 and 2002, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $11 million and $25 million at December 31, 2003 and 2002, respectively.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2003	2002	2001
	(in millions)
Balance, beginning of year	$4,741	$5,122	$7,063
Capitalization of commissions, sales and issue expenses	461	461	1,385
Amortization	(375)	(647)	(1,126)
Change in unrealized investment gains and losses	106	(195)	(270)
Foreign currency translation	—	—	(184)
Destacking	—	—	(1,746)

Balance, end of year	$4,933	$4,741	$5,122

7.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits Future policy benefits at December 31, are as follows:

	2003	2002
	(in millions)
Life insurance	$53,450	$52,610
Annuities	13,768	13,591
Other contract liabilities	355	292

Total future policy benefits	$67,573	$66,493

Participating insurance represented 30% and 34% of domestic individual life insurance in force at December 31, 2003 and 2002, respectively, and 92%, 91% and 92% of domestic individual life insurance premiums for 2003, 2002 and 2001, respectively.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 3.5% to 14.8%; less than 3% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 2.5% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,830 million and $2,457 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2003 and 2002, respectively.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2003	2002
	(in millions)
Individual annuities	$6,854	$6,115
Group annuities	1,769	1,815
Guaranteed investment contracts and guaranteed interest accounts	13,951	13,698
Funding agreements	1,451	284
Interest-sensitive life contracts	3,508	3,369
Dividend accumulations and other	11,353	11,401

Policyholders’ account balances	$38,886	$36,682

Policyholders’ account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Included in funding agreements at December 31, 2003 are $1,052 million of medium-term notes of consolidated trust entities secured by funding agreements purchased with the proceeds of such notes. The interest rates associated with such notes range from 1.3% to 3.9%. Interest crediting rates range from 3.5% to 8% for interest-sensitive life contracts and from 0.0% to 13.8% for investment-type contracts. Less than 4% of policyholders’ account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance and accident and health insurance at December 31:

	2003		2002		2001
	Accident and Health	Property and Casualty	Accident and Health	Property and Casualty	Accident and Health	Property and Casualty
	(in millions)
Balance at January 1	$1,560	$—	$1,647	$—	$1,701	$1,848
Less reinsurance recoverables, net	24	—	129	—	246	608

Net balance at January 1	1,536	—	1,518	—	1,455	1,240

Incurred related to:
Current year	542	—	541	—	632	1,440
Prior years	33	—	(32)	—	(45)	(113)

Total incurred	575	—	509	—	587	1,327

Paid related to:
Current year	153	—	158	—	219	932
Prior years	355	—	333	—	312	553

Total paid	508	—	491	—	531	1,485

Acquisitions (dispositions)	—	—	—	—	15	—
Destacking	—	—	—	—	(8)	(1,082)

Net balance at December 31	1,603	—	1,536	—	1,518	—
Plus reinsurance recoverables, net	17	—	24	—	129	—

Balance at December 31	$1,620	$—	$1,560	$—	$1,647	$—

The accident and health reinsurance recoverable balance related to unpaid claims at December 31, 2003, 2002 and 2001 includes $1 million, $9 million and $117 million, respectively, attributable to the Company’s discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for accident and health in 2003 that related to prior years were primarily due to required interest somewhat offset by long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for accident and health in 2002 and 2001 that related to prior years was due to long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for property and casualty in 2001 that related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

8.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Due to the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2003, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as policyholder dividend obligations of $2,443 million and $1,606 million at December 31, 2003 and 2002, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 11, 2002 and November 13, 2001, the Company’s Board of Directors acted to reduce dividends, effective January 1, 2003 and 2002, respectively, on Closed Block policies to reflect unfavorable investment experience that had emerged since July 1, 2000, the date the Closed Block was originally funded. These actions resulted in a $56 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2002.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2003	2002
	(in millions)
Closed Block Liabilities
Future policy benefits	$48,842	$48,247
Policyholders’ dividends payable	1,168	1,151
Policyholder dividend obligation	2,443	1,606
Policyholders’ account balances	5,523	5,481
Other Closed Block liabilities	7,222	9,760

Total Closed Block Liabilities	65,198	66,245

Closed Block Assets
Fixed maturities, available for sale, at fair value	40,517	42,402
Equity securities, available for sale, at fair value	2,282	1,521
Commercial loans	6,423	6,457
Policy loans	5,543	5,681
Other long-term investments	983	1,008
Short-term investments	3,361	2,374

Total investments	59,109	59,443
Cash and cash equivalents	2,075	2,526
Accrued investment income	693	715
Other Closed Block assets	323	528

Total Closed Block Assets	62,200	63,212

Excess of reported Closed Block Liabilities over Closed Block Assets	2,998	3,033
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	3,415	2,720
Allocated to policyholder dividend obligation	(2,443)	(1,606)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,970	$4,147

Information regarding the policyholder dividend obligation is as follows:

	2003	2002
	(in millions)
Balance, January 1	$1,606	$—
Impact on income before gains allocable to policyholder dividend obligation	—	—
Net investment gains	—	—
Unrealized investment gains	837	1,606

Balance, December 31	$2,443	$1,606

B-26

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Closed Block revenues and benefits and expenses for the years ended December 31, 2003 and 2002, and the period from the date of demutualization through December 31, 2001 were as follows:

	2003	2002	December 18, 2001 through December 31, 2001
	(in millions)
Revenues
Premiums	$3,860	$4,022	$293
Net investment income	3,326	3,333	129
Realized investment gains (losses), net	430	(521)	24
Other income	64	68	3

Total Closed Block revenues	7,680	6,902	449

Benefits and Expenses
Policyholders’ benefits	4,174	4,310	288
Interest credited to policyholders’ account balances	139	139	5
Dividends to policyholders	2,452	2,506	100
General and administrative expenses	759	801	33

Total Closed Block benefits and expenses	7,524	7,756	426

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	156	(854)	23

Income tax expense (benefit)	(21)	(147)	2

Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$177	$(707)	$21

9.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance was placed on a pro-rata basis and excess of loss, including stop-loss, basis. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Prumerica Life Insurance Company, Inc., Prudential Seguros, S.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna and Pruco Reinsurance Ltd.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2003	2002	2001
	(in millions)
Direct premiums	$7,868	$7,927	$12,842
Reinsurance assumed	277	154	95
Reinsurance ceded	(975)	(838)	(684)

Premiums	$7,170	$7,243	$12,253

Policyholders’ benefits ceded	$844	$773	$845

“Premiums” includes affiliated reinsurance assumed of $196 million and $104 million and affiliated reinsurance ceded of $(222) million and $(162) million for the years ended December 31, 2003 and 2002, respectively. Affiliated policyholders’ benefits ceded were $68 million and $54 million for the years ended December 31, 2003 and 2002, respectively.

Reinsurance recoverables, included in “Other assets” and “Due from parent and affiliates” at December 31, are as follows:

	2003	2002
	(in millions)
Life insurance	$945	$901
Other reinsurance	62	71

Total reinsurance recoverable	$1,007	$972

Reinsurance recoverables included in “Other assets” are $500 million and $565 million at December 31, 2003 and 2002, respectively. Three major reinsurance companies account for approximately 71% of the reinsurance recoverable at December 31, 2003. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables included in “Due from parent and affiliates” are $507 million and $407 million at December 31, 2003 and 2002, respectively. Reinsurance payables included in “Due to parent and affiliates” are $220 million and $169 million at December 31, 2003 and 2002, respectively.

10.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt Short-term debt at December 31, is as follows:

	2003	2002
	(in millions)
Commercial paper	$2,846	$1,265
Notes payable	278	30
Current portion of long-term debt	454	638

Total short-term debt	$3,578	$1,933

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 1.0% and 1.3% at December 31, 2003 and 2002, respectively. Notes payable at December 31, 2003 includes a $262 million note payable to a related party that matures on January 7, 2004 and bears an interest rate of 1.0%

At December 31, 2003, the Company had $1,566 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2003 and 2002, a portion of commercial paper borrowings were supported by $1,500 million and $2,500 million of the Company’s existing lines of credit, respectively. At December 31, 2003 and 2002, the weighted average maturity of commercial paper outstanding was 17 and 19 days, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Long-term Debt Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2003	2002
			(in millions)
Fixed rate notes
U.S. Dollar	2006-2023	6.38%-7.30%	$965	$1,002
Floating rate notes (“FRNs”)
U.S. Dollar	2004	(a)	—	399
Surplus notes	2007-2025	(b)	691	690

Total long-term debt			$1,656	$2,091

(a)	The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 1.72% to 2.43% in 2002.

(b)	The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2003 and 2002.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2003 and 2002, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $691 million and $690 million was outstanding at December 31, 2003 and 2002, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (“the Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2003, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, were decreases of $28 million and $30 million in interest expense for the years ended December 31, 2003 and 2002, respectively. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt was $167 million, $220 million and $641 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

Included in “Policyholders’ account balances” are debt obligations of the Company. See Note 7 for further discussion.

11.	STOCK-BASED COMPENSATION

In 2003, Prudential Financial issued stock-based compensation including stock options, restricted stock, restricted stock units and performance shares. Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the year ended December 31, 2003, include costs of $3 million associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the Statement of Financial Position at December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial’s Common Stock on the date of grant.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and salary during their career.

The Company provides certain life insurance and health care benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D). This legislation may eventually reduce the Company’s costs for retiree health care benefits.

On January 12, 2004, the FASB issued FASB Staff Position No. FAS 106-1, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003” (“FSP 106-1”). As permitted by FSP 106-1, the Company is electing to defer the accounting for the effects of the Act. The deferral remains in effect until the earlier of the re-measurement of plan assets and obligations subsequent to January 31, 2004 or the issuance of guidance by the FASB. The accumulated postretirement benefit obligation and net periodic postretirement cost in the financial statements and accompanying notes do not reflect the effect of the Act.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid and accrued benefits costs are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2003	2002	2003	2002
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(6,546)	$(5,851)	$(2,370)	$(2,027)
Service cost	(149)	(138)	(13)	(13)
Interest cost	(419)	(434)	(150)	(148)
Plan participants’ contributions	—	—	(11)	(8)
Amendments	(10)	(218)	73	141
Annuity purchase	3	68	—	—
Actuarial losses, net	(648)	(409)	(549)	(380)
Curtailments	112	—	1	—
Contractual termination benefits	(1)	(1)	—	—
Special termination benefits	(44)	—	(1)	—
Transfers from destacked subsidiaries	—	—	(3)	—
Transfers to destacked subsidiaries	—	49	—	—
Benefits paid	602	388	168	160
Foreign currency changes	(1)	—	(4)	—
Transfer from postemployment benefits	—	—	—	(95)

Benefit obligation at end of period	$(7,101)	$(6,546)	$(2,859)	$(2,370)

Change in plan assets
Fair value of plan assets at beginning of period	$7,837	$8,628	$1,157	$1,343
Actual return (loss) on plan assets	1,381	(364)	126	(37)
Annuity purchase	(3)	(68)	—	—
Employer contributions	30	29	5	3
Plan participants’ contributions	—	—	11	8
Benefits paid	(602)	(388)	(168)	(160)

Fair value of plan assets at end of period	$8,643	$7,837	$1,131	$1,157

Funded status
Funded status at end of period	$1,542	$1,291	$(1,728)	$(1,213)
Unrecognized transition (asset) liability	(23)	(130)	6	15
Unrecognized prior service costs	164	230	(74)	(10)
Unrecognized actuarial losses, net	1,349	1,366	866	372
Effects of fourth quarter activity	6	6	1	2

Net amount recognized	$3,038	$2,763	$(929)	$(834)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,328	$3,082	$—	$—
Accrued benefit liability	(397)	(371)	(929)	(834)
Intangible asset	—	—	—	—
Accumulated other comprehensive income	107	52	—	—

Net amount recognized	$3,038	$2,763	$(929)	$(834)

Accumulated benefit obligation	$(6,596)	$(6,027)	$(2,859)	$(2,434)

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $508 million, $404 million and $0 million, respectively, at September 30, 2003 and $456 million, $379 million and $0 million, respectively, at September 30, 2002.

In 2003 and 2002, the pension plan purchased annuity contracts from Prudential Insurance for $3 million and $68 million, respectively. The approximate future annual benefit payment for all annuity contracts was $22 million and $20 million in 2003 and 2002, respectively.

The benefit obligation for pensions increased by $10 million in 2003 related to non-qualified pension obligations transferred from a destacked subsidiary. The benefit obligation for pensions increased by $218 million in 2002 for amendments related to the distribution of value to the pension plan upon demutualization for $200 million and $18 million related to Prudential Securities cash balance feature, which increased the amount of earnings considered pensionable.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The benefit obligation for other postretirement benefits decreased by $73 million in 2003 for changes in the substantive plan made to medical, dental and life insurance benefits. There was a reduction in cost related to changes in the prescription drug program of $39 million and a reduction of $39 million for cost sharing shifts to certain retirees for medical and dental benefits. There was an increase in cost of $5 million associated with providing Prudential Financial benefits to former Prudential Securities Inc. employees that transferred to Prudential Financial effective July 1, 2003. The benefit obligation for other postretirement benefits decreased by $141 million in 2002 for changes in the substantive plan made to medical and dental benefits. The significant cost reduction relates to changes in the prescription drug program of $128 million for co-payments and $13 million for cost sharing shifts to certain retirees for medical and dental benefits. Also in 2002, the Company approved the establishment of a new category of retiree called disabled retirees. Based on this new category, $95 million of medical and dental benefits were transferred from postemployment benefits to postretirement benefits.

The pension benefits were amended during the time periods presented for 2002 and 2001 to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Employees were provided special termination benefits in conjunction with their termination of employment related to the Prudential Securities Inc. and Prudential Property and Casualty transactions in 2003. These benefits include the cost of vesting plan participants, accruing benefits until year-end, crediting service for vesting purposes and certain early retirement subsidies.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2003	2002	2001	2003	2002	2001
	(in millions)
Components of net periodic (benefit) cost
Service cost	$149	$138	$167	$13	$13	$18
Interest cost	419	434	431	150	148	150
Expected return on plan assets	(833)	(908)	(880)	(84)	(115)	(134)
Amortization of transition amount	(107)	(107)	(106)	2	14	17
Amortization of prior service cost	29	30	12	—	—	—
Amortization of actuarial net (gain) loss	8	(47)	(85)	10	(8)	(16)
Curtailments	37	—	—	—	—	—
Contractual termination benefits	—	1	4	—	—	—
Special termination benefits	44	—	—	1	—	—

Net periodic (benefit) cost	$(254)	$(459)	$(457)	$92	$52	$35

The increase in the minimum liability included in “Accumulated other comprehensive income” as of September 30, 2003 and September 30, 2002 is as follows:

	Pension Benefits		Other Postretirement Benefits
	2003	2002	2003	2002
	(in millions)
Increase in minimum liability included in other comprehensive income	$55	$7	$—	$—

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2003	2002	2001	2003	2002	2001
Weighted-average assumptions
Discount rate (beginning of period)	6.50%	7.25%	7.75%	6.50%	7.25%		7.75%
Discount rate (end of period)	5.75%	6.50%	7.25%	5.75%	6.50%		7.25%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%		4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%		4.50%
Expected return on plan assets (beginning of period)	8.75%	9.50%	9.50%	7.75%	9.00%		9.00%
Health care cost trend rates	—	—	—	6.05-10.00	6.40-10.00%	%	6.76-8.76%
Ultimate health care cost trend rate after
gradual decrease until 2007	—	—	—	5.00%	5.00%		5.00%

B-32

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The pension and postretirement expected long term rates of return for 2003 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2003. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies. The expected returns by an asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long term rate of return in 2004. The expected long term rate of return for 2004 is 8.75% and 7.75%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a 5 year period.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2003
(in millions)
One percentage point increase
Increase in total service and interest costs	$11
Increase in postretirement benefit obligation	230

One percentage point decrease
Decrease in total service and interest costs	$10
Decrease in postretirement benefit obligation	197

Pension and postretirement plan asset allocation as of September 30, 2003 and September 30, 2002, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2003	2002	2003	2002
Asset category
U.S. Stocks	49%	42%	52%	55%
International Stocks	9%	9%	5%	3%
U.S. Bonds	32%	30%	20%	14%
International Bonds	2%	5%	0%	0%
Short Term Investments	2%	3%	3%	1%
Real Estate	6%	8%	0%	0%
Municipal Bonds	0%	0%	20%	27%
Other	0%	3%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2003 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2003		Postretirement Investment Policy Guidelines as of September 30, 2003
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	18%	56%	24%	59%
International Stocks	5%	15%	1%	7%
U.S. Bonds	19%	57%	10%	44%
International Bonds	5%	25%	0%	0%
Short Term Investments	0%	5%	0%	27%
Real Estate	0%	7%	0%	0%
Municipal Bonds	0%	0%	20%	22%

B-33

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula which allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and municipal bonds, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement domestic equity is used to provide expected growth in assets deposited into the plan assets. International equity is used to provide diversification to domestic equity as well as expected capital growth. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. Municipal bonds provide liquidity and tax efficient income, where appropriate. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

Pension assets include Prudential Financial Inc. common stock in the amount of $103 million (1.2 percent of total plan assets) as of September 30, 2002. There were no investments in Prudential Financial Inc. common stock as of September 30, 2003. Pension plan assets of $7,216 million and $6,385 million are included in Separate Account assets and liabilities as of September 30, 2003 and 2002, respectively.

Postretirement equity securities did not include any Prudential Financial Inc. common stock as of September 30, 2003 or 2002.

The expected benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Expected Benefits Payments	Pension	Other Postretirement Benefits
	(in millions)
2004	$633	$226
2005	434	233
2006	362	239
2007	363	242
2008	367	241
2009-2013	1,963	1,206

Total	$4,122	$2,387

The Company anticipates that it will make cash contributions in 2004 of $29 million to the non-qualified pension plan and $2 million to the postretirement plans. The Company does not anticipate making any contributions to the qualified pension plan in 2004.

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2003 and 2002, was $52 million and $84 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $54 million, $55 million and $72 million for the years ended December 31, 2003, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

13.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2003	2002	2001
	(in millions)
Current tax expense (benefit)
U.S	$379	$231	$(1,014)
State and local	2	18	57
Foreign	15	4	43

Total	396	253	(914)

Deferred tax expense (benefit)
U.S	48	(221)	765
State and local	(16)	(22)	(73)
Foreign	(1)	—	171

Total	31	(243)	863

Total income tax expense (benefit)	$427	$10	$(51)

The Company’s actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2003	2002	2001
	(in millions)
Expected federal income tax expense (benefit)	$558	$1	$(67)
Non-taxable investment income	(56)	(96)	(63)
Change in valuation allowance	(19)	22	17
Non-deductible expenses	(18)	67	241
State and local income taxes	(9)	(5)	(12)
Equity tax	—	—	(200)
Other	(29)	21	33

Total income tax expense (benefit)	$427	$10	$(51)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2003	2002
	(in millions)
Deferred tax assets
Insurance reserves	$1,340	$1,096
Policyholder dividends	1,136	778
Other	336	194

Deferred tax assets before valuation allowance	2,812	2,068
Valuation allowance	(28)	(47)

Deferred tax assets after valuation allowance	2,784	2,021

Deferred tax liabilities
Net unrealized investment gains	2,770	2,309
Deferred policy acquisition costs	1,168	1,082
Employee benefits	610	510
Other	165	34

Deferred tax liabilities	4,713	3,935

Net deferred tax liability	$(1,929)	$(1,914)

B-35

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 and 2002, respectively, the Company had federal net operating and capital loss carryforwards of $65 million and $300 million, which expire between 2007 and 2018. At December 31, 2003 and 2002, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $2,490 million and $2,747 million, which expire between 2005 and 2023.

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1996. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

14.	STOCKHOLDER’S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was $1,557 million at December 31, 2003. There were applicable adjustments for unrealized capital gains of $624 million at December 31, 2003. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31, excluding realized capital gains and losses. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,231 million, $(490) million and $(896) million for the years ended December 31, 2003, 2002 and 2001, respectively. Statutory capital and surplus of Prudential Insurance amounted to $7,472 million and $5,699 million at December 31, 2003 and 2002, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.	RELATED PARTY TRANSACTIONS

Service Agreements - Services Provided

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation and Prudential Japan Holdings, LLC. Under the agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $501 million and $527 million for the years ended December 31, 2003 and December 31, 2002, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Under these service agreements, the Company converts deposited funds denominated in foreign currencies into U.S. dollars for payment to other subsidiaries of Prudential Financial. At December 31, 2003, the Company’s affiliated liability due to these deposits was $187 million and is included within “Due to parent and affiliates.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Commissions and other income” were $214 million and $231 million for the years ended December 31, 2003 and 2002, respectively, related primarily to compensation for the sale of affiliates’ products through the Company’s distribution network. The amounts due to the Company under such agreements were $166 million and $208 million at December 31, 2003 and 2002, respectively, and are included in “Due from parent and affiliates.”

Service Agreements - Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $200 million and $195 million in “Net investment income” and $146 million and $101 million in “General and administrative expenses” for the years ended December 31, 2003 and 2002, respectively. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements were $35 million and $25 million at December 31, 2003 and 2002, respectively, and are included in “Due to parent and affiliates.”

Notes Receivable and Other Lending Activities

Prudential Funding, LLC, an indirect, wholly owned consolidated subsidiary of the Company, borrows funds primarily through the issuance of commercial paper, private placement medium-term notes and Euro medium-term notes which are reflected in “Short-term debt” and “Long-term debt.” Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries at cost. After demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates.

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2003	2002
			(in millions)
U.S. Dollar floating rate notes (a)	2003-2005	1.60% - 3.40%	$1,150	$2,150
U.S. Dollar fixed rate note (b)	2004-2010	4.56% - 5.37%	120	20
Japanese Yen fixed rate note	2008	1.92% - 2.17%	690	624
Great Britain Pound floating rate note	2004	4.49% - 5.17%	95	85

Total long-term notes receivable - affiliated (c)			2,055	2,879
Short-term notes receivable - affiliated (d)			2,365	1,025

Total notes receivable - affiliated			$4,420	$3,904

(a)	On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Included within floating rate notes is the current portion of long-term notes receivable, which was $1,000 million at December 31, 2003 and 2002.

(b)	Included within fixed rate notes is the current portion of long-term notes receivable, which was $20 million at December 31, 2003.

(c)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.

(d)	Short-term notes receivable have variable rates, which averaged 1.36% at December 31, 2003 and 1.82% at December 31, 2002. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $3 million and $4 million at December 31, 2003 and 2002, and is included in “Due from parent and affiliates.” B-37

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company also engages in overnight borrowing and lending of funds with Prudential Financial. “Cash and cash equivalents” included $228 million and $170 million associated with these transactions at December 31, 2003 and 2002, respectively.

Revenues related to lending activities to affiliates were $24 million and $28 million in “Net investment income” and $55 million and $82 million in “Commissions and other income” for the years ended December 31, 2003 and 2002, respectively.

Short-term Debt

As discussed in Note 10, at December 31, 2003, “Short-term debt” includes $262 million of borrowings due to an affiliate of Prudential Financial.

Purchase of Fixed Maturities from an Affiliate

In October 2003, the Company purchased fixed maturity investments from an affiliate for $595 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $29 million between the historic amortized cost and the fair value, net of taxes was recorded as a reduction in additional paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Trading account assets” were $370 million and $342 million at December 31, 2003 and 2002, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $263 million and $56 million at December 31, 2003 and 2002, respectively.

Reinsurance

As discussed in Note 9, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

16.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and estimated fair values differ at December 31,

	2003		2002
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)
Commercial loans	$15,659	$17,188	$15,420	$17,276
Policy loans	7,207	8,647	8,094	9,916
Notes receivable - affiliated	4,420	4,442	3,904	3,925
Investment contracts	30,739	31,508	28,722	29,615
Short-term and long-term debt	5,234	5,490	4,024	4,293

17.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company’s equity portfolio or a portion thereof. This strategy affects an orderly sale of hedged securities. When the Company has large cash flows that it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These contracts do not qualify for hedge accounting. Concurrent with destacking, currency forwards hedging earnings of certain non-U.S. businesses were effectively terminated by entering into equal and offsetting trades.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives are sold for a premium and are recorded at fair value.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (TBA) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

Cash Flow, Fair Value and Net Investment Hedges

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2003, 2002 and 2001 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur on the anticipated date or within the additional time period permitted by SFAS No. 133.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes.

(in millions)
Additions due to cumulative effect of change in accounting principle upon adoption of SFAS No. 133 at January 1, 2001	$8
Net deferred gains on cash flow hedges from January 1 to December 31, 2001	3
Amount reclassified into current period earnings	(18)
Destacking	15

Balance, December 31, 2001	8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002	79
Amount reclassified into current period earnings	(30)

Balance, December 31, 2002	57

Net deferred losses on cash flow hedges from January 1 to December 31, 2003	(100)
Amount reclassified into current period earnings	(24)

Balance, December 31, 2003	$(67)

It is anticipated that a pre-tax gain of approximately $12 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2004, offset by amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 20 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustments account within “Accumulated other comprehensive income (loss)” were losses of $33 million in 2003, losses of $32 million in 2002 and gains of $75 million in 2001.

For the years ended December 31, 2003, 2002 and 2001, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18.	COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2003, the Company’s future commitments on long-term debt, as more fully described in Note 10, and future minimum lease payments under non-cancelable operating leases:

	Long-term Debt	Operating Leases
	(in millions)
2004	$—	$108
2005	58	94
2006	63	78
2007	269	66
2008	602	38
Beyond 2008	664	100

Total	$1,656	$484

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2003, 2002 and 2001 was $74 million, $69 million and $520 million, respectively.

In connection with the Company’s commercial loan business, it originates commercial mortgage loans. As of December 31, 2003, the Company had outstanding commercial mortgage loan commitments with borrowers of $548 million.

The Company also has other commitments, which primarily include commitments to fund investments. These commitments amounted to $2,349 million as of December 31, 2003.

Certain contracts underwritten by the Company’s guaranteed products business include guarantees of principal related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2003, such contracts in force carried a total guaranteed value of $1,567 million.

A number of guarantees provided by the Company relate to real estate investments, in which the unconsolidated investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $879 million at December 31, 2003. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. At December 31, 2003, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

The Company is subject to other financial guarantees and indemnity arrangements, including those related to businesses that have been sold. Some of these guarantees may extend far into the future, and are subject to caps aggregating to $13 million. In other limited cases, the amount that can be claimed from the Company or the time in which these claims may be presented to the Company are not limited. At December 31, 2003, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements, which does not include liabilities retained associated with sold businesses.

Contingencies

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company’s former managed care operations and assert nationwide classes. In October 2000, by Order of the Judicial Panel on Multi-district Litigation, class actions brought by policyholders and physicians were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. The policyholder actions have been resolved. The class actions brought by the physicians allege, among other things, breach of contract, violations of ERISA, violations of and conspiracy to violate RICO, and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. In September 2002, the court granted plaintiffs’ motion for certification of a nationwide class of physicians. The Company and the other managed care defendants have appealed the certification to the United States Court of Appeals for the Eleventh Circuit. That appeal is pending.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including the Company and other affiliated entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance. The complaint alleges that the Company received prepayments of approximately $100 million. All defendants have moved to dismiss the complaint.

The Company’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of
The Prudential Insurance Company of America

          In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          As described in Note 2, the Company adopted Financial Accounting Standards Board revised Interpretation (“FIN”) No. 46, “Consolidation of Variable Interest Entities” as of December 31, 2003, Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” as of January 1, 2002, and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” as of January 1, 2002.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 23, 2004

DETERMINATION OF ACCUMULATION UNIT VALUES

A. Accumulation Unit Values

The value for each accumulation unit is computed as of the end of each valuation period, also referred to in this section as business day.

On any given business day the value of accumulation units in each subaccount will be determined by multiplying the value of a unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for administrative expenses and mortality and expense risks. The account’s financial statements reflect a different breakdown of the expense structure than as described in the prospectus. The mortality and expense risk charges described in Item 5 therein combined with an administrative charge described in Item 4 total the amount which is the same 1.2% per year described in Note 3A of the Notes to the account’s financial statements. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

B.     Determination of the Amount of Monthly Variable Annuity Payment

When a contract owner elects to convert his or her variable account into monthly variable annuity payments (an option available under the WVA-83 contract and the VIP-84 contract, but NOT under the VIP-86 contract), the number of accumulation units credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining accumulation units are then converted into a number of annuity units of equal total value. As with accumulation units, the value of each annuity unit also changes daily in accordance with the investment results of the underlying Series Fund portfolio, after deduction of the daily equivalent of the 1.2% annual charge for assuming expense and mortality risks.

Built into the value of annuity units is an assumption that the value of a subaccount will grow by 3.5% each year. The reason for making this assumption is explained more fully below. Accordingly, the value of an annuity unit always increases by an amount that is somewhat less than the increase would have been had this assumption not been made and decreases by an amount that is somewhat greater than the decrease would have been had the assumption not been made. If the value of the assets of a subaccount increases from one day to the next at a rate equivalent to 4.7% per year (3.5% plus the annual charge of 1.2%), the annuity unit value will not change. If the increase is less than at a rate equivalent to 4.7% per year, the annuity unit value will decrease.

To determine the amount of each monthly variable annuity payment, the first step is to refer to the Schedule of Annuity Rates set forth in the contract, relating to the form of annuity selected by the contract owner. For example, for a man of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 annuity units will result in the payment each month of an amount equal to the value of 5.73 annuity units. (Due to the fact that the Schedule of Annuity Rates set forth in the WVQ-83 contract differs from that set forth in the VIP-84 contract, the preceding sentence, as it applies to the WVQ-83 contract, is modified. See item 3 under DIFFERENCES UNDER THE WVQ-83 CONTRACT in this Statement of Additional Information.) The amount of the first variable annuity payment made on the first day of the month will be equal to that number of annuity units multiplied by the annuity unit value at the end of that day, if a business day, or otherwise at the end of the last preceding business day. The amount of each subsequent variable annuity payment made on the first day of the month will be equal to the number of annuity units multiplied by the annuity unit value at the end of the last business day which is at least 5 days before the date the annuity payment is due. (Under the WVQ-83 contract, the amount of each variable annuity payment made after the first payment is not determined as described in the preceding sentence. See item 4 under DIFFERENCES UNDER THE WVQ-83 CONTRACT in this Statement of Additional Information.)

As stated above, the annuity unit values change in accordance with the investment results of the subacccount but will not increase the amount of each monthly variable payment unless the assets in the subaccount increase, after deducting the 1.2% annual charge, at a rate greater than 3.5% per year. This compensates for the fact that the annuity rate schedules have been constructed upon the assumption that there will be a 3.5% annual increase in the value of each subaccount. Although a different assumption could have been made, namely that the subaccounts will not increase in value, this would have resulted in smaller variable annuity payments immediately after annuitization and larger payments in later years. This would have been advantageous for annuitants who happen to live very long but disadvantageous to those who happen to die earlier. Prudential believes that the 3.5% annual growth assumption is better for contract owners, because it produces a better balance between early and later variable annuity payments.

QUALIFIED INDIVIDUAL VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACTS

                                         The Prudential Insurance Company of America
                                                      751 Broad Street
                                                Newark, New Jersey 07102-3777
                                                  Telephone: (888) PRU-2888

PART C:

OTHER INFORMATION

PART C

OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

--------- ---------- ------------------------------------------------------------------------------------------------
(a)                  FINANCIAL STATEMENTS
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (1)        Financial Statements of The Prudential Qualified Individual Variable Contract Account
                     (Registrant) consisting of the Statements of Net Assets, as of December 31, 2003; the
                     Statements of Operations for the year ended December 31, 2003; the Statements of Changes in
                     Net Assets for the years ended December 31, 2003 and 2002; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (2)        Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor)
                     and its subsidiaries, consisting of the Consolidated Statements of Financial Position as of
                     December 31, 2003 and 2002; the Consolidated Statements of Operations, Consolidated Statements
                     of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December
                     31, 2003, 2002 and 2001 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
(b)                  EXHIBITS
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (1)        Resolution of the Board of Directors of The Prudential Insurance Company of America
                     establishing The Prudential Individual Variable Contract Account. (Note 6)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (2)        Agreements for custody of securities and similar investments--Not Applicable.
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (3.a)      Form of Distribution Agreement between Prudential Investment Services LLC (PIMS) (Underwriter)
                     and The Prudential Insurance Company of America (Depositor). (Note 8)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (3.b)      Form of Selected Broker Agreement used by PIMS. (Note 8)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.a)      Individual Variable Annuity Contract (Form WVA-83). (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.b)      Special Page One to the Contract (Form WVA-83) for use in New York issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.c)      Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New Jersey issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.d)      Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.e)      Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.f)      Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in Tennessee issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.g)      Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.h)      Endorsement WVA 5-83 to the Contract (Form WVA-83) for use in Texas and Pennsylvania issues.
                     (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.i)      Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in California issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.j)      Endorsement COMB 84889-83 to the Contract (Form WVA-83) for use in the District of Columbia
                     and in all states except New York. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.k)      Endorsement COMB 84890-83 to the Contract (Form WVA-83) for use in the District of Columbia
                     and in all states except New York. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.l)      Individual Variable Annuity Contract (Form VIP-84). (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.m)      Special Page One to the Contract (Form VIP-84). (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.n)      Special Page Nineteen to the Contract (Form VIP-84) for use in New York issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.o)      Special Page Four to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.p)      Special Page Seven to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.q)      Special Page Four to the Contract (Form VIP-84) for use in California issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.r)      Special Page Seven to the Contract (Form VIP-84) for use in California issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.s)      Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in California issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.t)      Endorsement WVA 13-85 to the Contract (Form VIP-84) for use in all the states so that the
                     Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.u)      Endorsement VIP 6-85 to the Contract (Form VIP-84) for use in all the states so that the
                     Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.v)      Individual Variable Annuity Contract (Form VIP-86). (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.w)      Individual Variable Annuity Contract (Form VIP-86) revised. (Note 6)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.x)      Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota  issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.y)      Special Jacket VIP-86 NY to the VIP-86 Contract for use in New York issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.z)      Special Contract Data Page 3 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues.
                     (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.aa)     Special Page 7 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.bb)     Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 8)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.cc)     Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.dd)     Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.ee)     Special Page 11 (VIP-86) (WA) to the VIP-86 Contract fo use in Washington issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.ff)     Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.gg)     Special Page 11 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.hh)     Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.ii)     Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington
                     issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.jj)     Special Page 12 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.kk)     Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.ll)     Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.mm)     Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.nn)     Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues.
                     (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.oo)     Special Back Jacket Page 18 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues.
                     (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.pp)     Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.qq)     Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts
                     issues.  (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.rr)     Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
(ss)      (4.ss)     Special Blank Page 13 (VIP-86)(MA) to the VIP-86 Contract for use in Massachusetts issues.
                     .(Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.tt)     Special Blank Page 17 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.uu)     Special Back Jacket Page 18 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues.
                     (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.vv)     Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia,
                     Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.ww)     Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana.   (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.xx)     Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.yy)     Endorsement PLI 288-88 to the VIP-86 Contract. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.zz)     Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86 Contract (at issue). (Note 8)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.aaa)    Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.bbb)    Spousal Continuance rider ORD 89011-93 to the VIP contract (at issue).  (Note 2)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (4.ccc)    Endorsement altering the Assignment provision ORD 83922-95. (Note 3)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5)        Application for Individual Variable Annuity Contract:
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.a)      Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). (Note
                     7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.b)      Application Form VA 200 ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use
                     by Prudential representatives. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.c)      Application Form VA 200B ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for
                     use by Prudential Securities account executives. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.d)      Revised Application Form VA 200 ED 5/84-Non-Qualified for Individual Annuity Contract (Form
                     VIP-84) for use by Prudential representatives.  (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.e)      Revised Application Form VA 200 Ed. 5/86-Non-Qualified. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.f)      Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.g)      Revised Application Form VA 200 Ed. 9/86-Non-Qualified. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.h)      Revised Application Form VA 200 Ed. 11/86-Non-Qualified. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.i)      Application for VIP annuity contract ORD 87348-92. (Note 2)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (5.j)      Supplement to the Application for a VIP contract ORD 87454-92. (Note 2)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (6.a)      Charter of The Prudential Insurance Company of America, as amended February 27, 2002.  (Note 5)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (6.b)      By-Laws of The Prudential Insurance Company of America, as amended September 10, 2002. (Note 5)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (7)        Contract of reinsurance in connection with variable annuity contract--Not Applicable.
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (8)        Other material contracts performed in whole or part after the date the registration statement is filed:
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (8.a)      Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance
                     Company of America. (Note 7)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (9)        Opinion of Counsel and consent to its use as to legality of the securities being registered.
                     (Note 1)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (10)       Written consent of PricewaterhouseCoopers LLP, independent accountants.  (Note 1)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (11)       All financial statements omitted from Item 23, Financial Statements--Not Applicable.
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (12)       Agreements in consideration for providing initial capital between or among Registrant,
                     Depositor, Underwriter, or initial contract-owners--Not Applicable
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (14)       Powers of Attorney.
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------
          (14.a)     Agnew, Becker, Carbone, Casellas, Cullen, Gray, Hanson, Hiner, Horner, Piszel, Ryan, Schmertz,
                     Thomson, Unruh, Van Ness. (Note 4)
--------- ---------- ------------------------------------------------------------------------------------------------
--------- ---------- ------------------------------------------------------------------------------------------------

--------- ---------- ------------------------------------------------------------------------------------------------
-------------------- ------------------------------------------------------------------------------------------------
(Note 1)             Filed herewith.
-------------------- ------------------------------------------------------------------------------------------------
-------------------- ------------------------------------------------------------------------------------------------
(Note 2)             Incorporated by reference to Post-Effective Amendment No. 19 toForm S-6, Registration No.
                     2-80897, filed April 28, 1994.
-------------------- ------------------------------------------------------------------------------------------------
-------------------- ------------------------------------------------------------------------------------------------
(Note 3)             Incorporated by reference to Post-Effective Amendment No. 20 to FormS-6, Registration No.
                     2-80897, filed February 27, 1995.
-------------------- ------------------------------------------------------------------------------------------------
-------------------- ------------------------------------------------------------------------------------------------
(Note 4)             Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration
                     Statement No. 33-20083, filed April 10, 2001, on behalf of The Prudential Variable Contract
                     Real Property Account (PRURPA) to Post-Effective Amendment No. 15.
-------------------- ------------------------------------------------------------------------------------------------
-------------------- ------------------------------------------------------------------------------------------------
(Note 5)             Incorporated by reference to Post-effective Amendment No. 8 on Form N-6, Registration No.
                     333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.
-------------------- ------------------------------------------------------------------------------------------------
-------------------- ------------------------------------------------------------------------------------------------
(Note 6)             Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4, Registration No.
                     2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract
                     Account.
-------------------- ------------------------------------------------------------------------------------------------
-------------------- ------------------------------------------------------------------------------------------------
(Note 7)             Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No.
                     2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract
                     Account.
-------------------- ------------------------------------------------------------------------------------------------
-------------------- ------------------------------------------------------------------------------------------------
(Note 8)             Incorporated by reference to Post-Effective Amendment No. 27 to FormN-4, Registration No.
                     2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.
-------------------- ------------------------------------------------------------------------------------------------
ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Individual Variable Contract Account statement of additional information under “Directors and Officers” which is located in Part B of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR

REGISTRANT

Most of the Registrant’s outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the “Act”): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

Registrant’s shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.

In addition to the subsidiaries listed in its Annual Report, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed March 10, 2004, the text of which is hereby incorporated.

ITEM 27. NUMBER OF CONTRACTOWNERS

As of February 29, 2004 there were 150,442 contract owners of qualified contracts offered by the Registrant.

ITEM 28. INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(ii) of Post-Effective Amendment No.8 on form N-6. Registration No. 333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a)     Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, American Skandia Advisor Funds, Inc., Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)     Information concerning the officers and directors of PIMS is set forth below.

                                                       POSITIONS AND OFFICES          POSITIONS AND OFFICES
                              NAME (1)                   WITH UNDERWRITER                WITH REGISTRANT

                        Robert F. Gunia         President                                     None

                        Kenneth I.              Senior Vice President & Chief                 None
                        Schindler               Compliance Officer

                        David Odenath           Executive Vice President                      None

                        Scott Sleyster          Executive Vice President                      None

                        Stephen Pelletier       Executive Vice President                      None

                        Bernard B. Winograd     Executive Vice President                      None

                        Edward P. Baird....     Executive Vice President                      None

                        William V. Healey..     Senior Vice President, Secretary              None
                                                and
                                                Chief Legal Officer

                        Michael J. McQuade..    Senior Vice President,                        None
                                                Comptroller and
                                                Chief Financial Officer

                        C. Edward Chaplin..     Executive Vice President and                  None
                                                Treasurer

                        Peter J. Boland....     Vice President and Deputy                     None
                                                Chief Operating Officer

        The principal business address for the directors and officers is 751 Broad Street, Newark, NJ 07102.

-------------------------- ------------------------ ------------------------ ------------------------ -------------------
Name of Principal          Net Underwriting         Compensation on          Brokerage                Compensation
Underwriter                Discounts and            Redemption               Commission
                           Commissions
-------------------------- ------------------------ ------------------------ ------------------------ -------------------
-------------------------- ------------------------ ------------------------ ------------------------ -------------------

-------------------------- ------------------------ ------------------------ ------------------------ -------------------
-------------------------- ------------------------ ------------------------ ------------------------ -------------------
Prudential Investment      $ 6,238,679              $ -0-                    $-0-                     $-0-
Management Services, LLC
-------------------------- ------------------------ ------------------------ ------------------------ -------------------
-------------------------- ------------------------ ------------------------ ------------------------ -------------------

-------------------------- ------------------------ ------------------------ ------------------------ -------------------
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant — Not applicable.

ITEM 32. UNDERTAKINGS

(a)     Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)     Registrant undertakes to include either (1) as part of any application T purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)     Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)     Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)     The Prudential Insurance Company of America (Prudential) hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

SIGNATURES

        As required by the Securities Act of 1933, the registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this registration statement to be signed on its behalf, in the City of Newark, and State of New Jersey, on this 29th day of April, 2004.

                                             THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
                                                           CONTRACT ACCOUNT
                                         (Registrant)

                                 By:                   THE PRUDENTIAL INSURANCE
                                                          COMPANY OF AMERICA
                                         (Depositor)

        As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE AND TITLE

/s/*________________________________             /s/*____________________________
ARTHUR F. RYAN                                   GLEN H. HINER
CHAIRMAN OF THE BOARD, PRESIDENT AND             DIRECTOR
CHIEF EXECUTIVE OFFICER
                                                 /s/*____________________________
/s/*________________________________             CONSTANCE J. HORNER
ANTHONY S. PISZEL                                DIRECTOR
SENIOR VICE PRESIDENT AND CONTROLLER
SENIOR VICE PRESIDENT AND CHIEF
FINANCIAL OFFICER                                /s/*____________________________
                                                 IDA F.S. SCHMERTZ
/s/*_______________________________              DIRECTOR
FRANKLIN E. AGNEW
Director
                                                 /s/*____________________________
/s/*_______________________________              RICHARD M. THOMSON
FREDERIC K. BECKER                               DIRECTOR
DIRECTOR
                                                 /s/*____________________________
/s/*_______________________________              JAMES A. UNRUH
GILBERT F. CASELLAS                              DIRECTOR
DIRECTOR
                                                 /s/*____________________________
/s/*_______________________________              STANLEY C. VAN NESS
JAMES G. CULLEN                                  DIRECTOR
PRESIDENT AND DIRECTOR

/s/*_______________________________
WILLIAM H. GRAY, III
DIRECTOR
                                                       *By: /s/ Thomas C. Castano
/s/*_______________________________                    Attorney-in-Fact
JON F. HANSON                                          Dated:  April 29, 2004
DIRECTOR

EXHIBIT INDEX

_________________

    (9)        Opinion of Counsel and consent to its use as to legality of the securities being registered

    (10)        Written consent of PricewaterhouseCoopers LLP, independent accountants